UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23161

Nushares ETF Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Exchange-Traded
Funds
31 July
2020
Nuveen Exchange-Traded
Funds
Fund Name	Listing Exchange	Ticker Symbol
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	NYSE Arca	NUAG
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	NYSE Arca	NUSA
Nuveen ESG High Yield Corporate Bond ETF	NYSE Arca	NUHY
Nuveen ESG U.S. Aggregate Bond ETF	NYSE Arca	NUBD
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your shares.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer while a new school year and Northern Hemisphere flu season have added new concerns. Nevertheless, an economic recovery has gained traction, as jobs, consumer spending, manufacturing and other indicators have begun to rebound from their weakest levels. Additionally, progress toward a vaccine has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, bouts of elevated volatility are likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $878 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
September 22, 2020

Portfolio Managers’
Comments
Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)
Nuveen ESG High Yield Corporate Bond ETF (NUHY)
Nuveen ESG U.S. Aggregate Bond ETF (NUBD)
These Funds feature portfolio management by Teachers Advisors, LLC, an affiliate of Nuveen Fund Advisors, LLC. Portfolio managers include Lijun (Kevin) Chen, CFA, and Yong (Mark) Zheng, CFA. Kevin has managed the Funds since their inceptions and Mark was added as a portfolio manager in June 2018. Here they discuss U.S. economic and market conditions, key investment strategies and the twelve-month performance of the Funds.
What factors affected the U.S. economy and the bond market during the twelve-month annual reporting period ended July 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May 2020, but the disruption to the economy has been swift and severe. In June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession (a several months’ long contraction across the broad economy). As expected, the U.S. economy suffered a sharp contraction in the second quarter of 2020, with gross domestic product (GDP) down 32.9% on an annualized basis according to the Bureau of Economic Analysis “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the second quarter, steep declines in consumer spending, business investment and exports weighed on economic activity, offsetting increased government spending. By comparison, the annualized GDP growth rate shrank 5% in the first quarter of 2020, after expanding 2.4% in the fourth quarter of 2019 and 2.2% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 10.2% in July 2020 from 3.7% in July 2019. The economy added 1.8 million jobs in July, but non-farm employment remained 12.9 million below the February 2020 level. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.8% in July 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower-wage work, which effectively elimi-

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Each Fund uses credit quality ratings for its portfolio securities provided by Moody’s, S&P and Fitch. For NUAG and NUSA, if all three of Moody’s, S&P, and Fitch provide a rating for a security, an average of the ratings is used; if two of the three agencies rate a security, an average of the two is used; and if only one rating agency rates a security, that rating is used. For NUHY and NUBD, if all three of Moody’s, S&P, and Fitch provide a rating for a security, the middle rating is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities are included in the U.S. Treasury/Agency category.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
nated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.0% over the twelve-month ended July 31, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the period measured only partially reflects the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.3% year-over-year in June 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.8% and 3.5%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) cut its benchmark interest rate by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.
As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June and July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and continued to issue a cautious outlook for the U.S. economy. Also at the July meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020.
Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the COVID-19 crisis impact on Italy and other more indebted Southern European countries, the European Commission proposed a €750 billion aid program to be funded by all member states, which was unanimously approved in July 2020. In Asia, northern countries were among the first to successfully reduce infection rates and relax COVID-19 crisis restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As COVID-19 spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates.
Prior to the COVID-19 crisis, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the COVID-19 crisis, with both sides stoking resentment about the management of the health crisis, Hong Kong’s sovereignty, trade policy and technology issues.
Performance was positive across U.S. bond markets during the twelve-month reporting period, driven by a substantial decline in yields. Prompt and aggressive action by the Fed and other global central banks to circumvent a liquidity crisis helped markets recover meaningfully from the March 2020 COVID-19 crisis sell-off. Notably during the reporting period, government bonds benefited from their status as safe-haven assets while non-government sectors, such as corporate bonds, also performed well as investors sought higher yielding assets despite the economic uncertainty arising from the COVID-19 crisis.
Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)
What key strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?
The Fund employs a passive management (or “indexing”) approach, seeking to track the investment results, before fees and expenses, of the ICE BofA Enhanced Yield U.S. Broad Bond Index (the “NUAG Enhanced Index”). The NUAG Enhanced Index is designed to broadly capture the U.S. investment grade fixed income market and uses a rules-based weighting methodology that seeks to enhance yield while maintaining comparable risk. The NUAG Enhanced Index is primarily comprised of U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. corporations that are publicly offered for sale in the U.S. The Fund generally invests in a sample of the securities in the NUAG Enhanced Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the NUAG Enhanced Index. Under normal market conditions, the Fund invests at least 80% of its assets, exclusive of collateral held from securities lending, in component securities of the NUAG Enhanced Index. The Fund rebalances its holdings monthly in response to the monthly NUAG Enhanced Index rebalances.
During the reporting period, the Fund has remained fully invested within its allocation targets to track the NUAG Enhanced Index. As of July 31, 2020, the Fund’s net assets were invested in 40.3% securitized debt, 30.8% corporate debt, 23.4% U.S. Treasuries and 4.7% government-related debt.
How did the Fund perform during the twelve-month reporting period ended July 31, 2020?
The table in the Fund’s Performance Overview and Expense Ratios section of this report provides the Fund’s total return performance information for the one-year and since inception periods ended July 31, 2020. The Fund’s total returns at net asset value (NAV) are compared with the performance of the NUAG Enhanced Index, which the Fund is designed to track. The Fund’s total return outperformed the NUAG Enhanced Index during the reporting period.

Portfolio Managers’ Comments (continued)
The Fund’s relative outperformance during the reporting period is mainly attributable to the representative sampling process that utilizes a sub-set of Index securities in an effort to provide exposure similar to that of the NUAG Enhanced Index, which leads the Fund to be overweight, underweight, and, in some cases, not invested at all in certain securities as compared to the Index. Transaction costs related to the Fund’s acquisition of portfolio securities, as well as fees and expenses incurred by the Fund that are not incurred by the NUAG Enhanced Index reduce relative performance. The NUAG Enhanced Index is unmanaged and therefore its returns do not reflect any fees or expenses, which would detract from its performance. You cannot invest directly in an index.
Fixed income markets posted strong performance for the twelve-month reporting period overall, despite the significant market volatility driven by the COVID-19 crisis uncertainty in March 2020. Prior to the advent of the health crisis, markets had been focused on the Feds three interest rate cuts in the second half of 2019, which were intended to help extend the economic cycle in the face of growing downside risks from trade tensions and weaker growth abroad. Economic and social activity restrictions to control the spread of COVID-19 drove a severe downward spiral in financial markets, including the corporate and municipal bond markets, in March 2020. The turmoil was short-lived, however. Massive monetary and fiscal interventions helped stabilize credit conditions and support investor sentiment, while economic indicators began to improve with the economy reopening in May 2020.
Yields fell across the yield curve, with the largest decline at the shorter end. Treasury yields on the 1-year bond fell to 0.11% as of July 31, 2020 from 2.01% on July 31, 2019, the 10-year fell to 0.54% from 2.02% and the 30-year fell to 1.20% from 2.53%. Corporate credit markets performed well during the reporting period, with spreads narrowing after a dramatic widening during the March 2020 sell-off. Investment grade issuance was particularly strong, as companies rushed to take advantage of the low interest rate environment. New supply was met with strong investor demand, which was enhanced by the Fed acting as a backstop to corporate credit markets. High yield corporate bonds performed well but underperformed the investment grade segment during the reporting period. Not surprisingly, in 2020 so far, credit ratings downgrades have increased and high yield default activity has risen, most prominently in the energy sector. Securitized markets also benefited from spread tightening, amid positive technicals aided by Fed support and better-than-expected mortgage market trends. However, assets with greater COVID-19 crisis exposure, such as retail and hotels, remained under stress.
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)
What key strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?
The Fund employs a passive management (or “indexing”) approach, seeking to track the investment results, before fees and expenses, of the ICE BofA Enhanced Yield 1-5 Year U.S. Broad Bond Index (the “NUSA Enhanced Index”). The NUSA Enhanced Index is designed to broadly capture the 1-5 year U.S. investment grade fixed income market and uses a rules-based weighting methodology that seeks to enhance yield while maintaining comparable risk. The NUSA Enhanced Index is primarily comprised of U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. corporations that are publicly offered for sale in the U.S. The Fund generally invests in a sample of the securities in the NUSA Enhanced Index whose risk, return and other characteristics resemble the risk, return and other characteristics of the NUSA Enhanced Index. Under normal market conditions, the Fund invests at least 80% of its assets and the amount of any borrowings for investment purposes in component securities of the NUSA Enhanced Index. The Fund rebalances its holdings monthly in response to the monthly NUSA Enhanced Index rebalances.
During the reporting period, the Fund has remained fully invested within its allocation targets to track the NUSA Enhanced Index. As of July 31, 2020, the Fund’s net assets were invested in 42.9% corporate debt, 30.1% securitized debt, 26.1% U.S. Treasuries, and 1.5% government-related debt.
How did the Fund perform during the twelve-month reporting period ended July 31, 2020?
The table in the Fund’s Performance Overview and Expense Ratios section of this report provides the Fund’s total return performance information for the one-year and since inception periods ended July 31, 2020. The Fund’s total returns at net asset value (NAV) are compared with the performance of the NUSA Enhanced Index, which the Fund is designed to track. The Fund’s total return outperformed that of the NUSA Enhanced Index during the reporting period.

The Fund’s relative outperformance during the reporting period is mainly attributable to the representative sampling process that utilizes a sub-set of Index securities in an effort to provide exposure similar to that of the NUSA Enhanced Index, which leads the Fund to be overweight, underweight, and, in some cases, not invested at all in certain securities as compared to the Index. Transaction costs related to the Fund’s acquisition of portfolio securities, as well as fees and expenses incurred by the Fund that are not incurred by the NUSA Enhanced Index reduce relative performance. The NUSA Enhanced Index is unmanaged and therefore its returns do not reflect any fees or expenses, which would detract from its performance. You cannot invest directly in an index.
Fixed income markets posted strong performance for the twelve-month reporting period overall, despite the significant market volatility driven by the COVID-19 crisis uncertainty in March 2020. Prior to the advent of the health crisis, markets had been focused on the Feds three interest rate cuts in the second half of 2019, which were intended to help extend the economic cycle in the face of growing downside risks from trade tensions and weaker growth abroad. Economic and social activity restrictions to control the spread of COVID-19 drove a severe downward spiral in financial markets, including the corporate and municipal bond markets, in March 2020. The turmoil was short-lived, however. Massive monetary and fiscal interventions helped stabilize credit conditions and support investor sentiment, while economic indicators began to improve with the economy reopening in May 2020.
Yields fell across the yield curve, with the largest decline at the shorter end. Treasury yields on the 1-year bond fell to 0.11% as of July 31, 2020 from 2.01% on July 31, 2019, the 10-year fell to 0.54% from 2.02% and the 30-year fell to 1.20% from 2.53%. Corporate credit markets performed well during the reporting period, with spreads narrowing after a dramatic widening during the March 2020 sell-off. Investment grade issuance was particularly strong, as companies rushed to take advantage of the low interest rate environment. New supply was met with strong investor demand, which was enhanced by the Fed acting as a backstop to corporate credit markets. High yield corporate bonds performed well but underperformed the investment grade segment during the reporting period. Not surprisingly, in 2020 so far, credit ratings downgrades have increased and high yield default activity has risen, most prominently in the energy sector. Securitized markets also benefited from spread tightening, amid positive technicals aided by Fed support and better-than-expected mortgage market trends. However, assets with greater COVID-19 crisis exposure, such as retail and hotels, remained under stress.
Nuveen ESG High Yield Corporate Bond ETF (NUHY)
What key strategies were used to manage the Fund during the abbreviated reporting period and how did these strategies influence performance?
The Fund employs a passive management (or “indexing”) approach, investing in a diversified portfolio of U.S. dollar-denominated, high yield, fixed-rate corporate bonds that satisfy certain environmental, social and governance (“ESG”) criteria. The Fund seeks to track the investment results, before fees and expenses, of the Bloomberg Barclays MSCI U.S. High Yield Very Liquid ESG Select Index (“the NUHY Select Index”). The NUHY Select Index is composed of U.S. dollar-denominated below investment grade corporate bonds with above average liquidity that satisfy certain ESG and low-carbon criteria. Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds. The NUHY Select Index selects from the securities included in the Bloomberg Barclays U.S. High Yield Very Liquid Index (the “Base Index”), which is designed to broadly capture the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in component securities of the NUHY Select Index. To the extent the NUHY Select Index concentrates (i.e., holds 25% or more of its total assets) in the securities of companies in a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the NUHY Select Index. The Fund rebalances its holdings monthly in response to the monthly NUHY Select Index rebalances.
During the abbreviated reporting period, the Fund worked to fully invest within its allocation targets to track the NUHY Select Index. As of July 31, 2020, the Fund’s net assets were invested in the following corporate bond sectors: 88.3% industrials, 9.0% financial institutions and 0.5% utilities and 1.1% government agency debt.

Portfolio Managers’ Comments (continued)
How did the Fund perform during the abbreviated reporting period ended July 31, 2020?
The table in the Fund’s Performance Overview and Expense Ratios section of this report provides the Fund’s total return performance for the abbreviated reporting period from the Fund’s commencement of operations on September 25, 2019 through July 31, 2020. The Fund’s total returns at net asset value (NAV) are compared with the performance of the NUHY Select Index, which the Fund is designed to track. The Fund’s total return trailed that of the NUHY Select Index over this abbreviated reporting period.
The Fund's relative underperformance is mainly attributable to the transaction costs related to the Fund’s acquisition of portfolio securities, as well as fees and expenses incurred by the Fund that are not incurred by the NUHY Select Index. Additionally, costs and expenses tend to be elevated during a Fund’s start-up phase when the portfolio is being fully invested, which is captured in this abbreviated reporting period. The NUHY Select Index is unmanaged and therefore its returns do not reflect any fees or expenses, which would detract from its performance. You cannot invest directly in an index.
The high yield corporate bond market managed positive performance during the abbreviated reporting period. Prior to the advent of the health crisis, markets had been focused on the Feds three interest rate cuts in the second half of 2019, which were intended to help extend the economic cycle in the face of growing downside risks from trade tensions and weaker growth abroad. Economic and social activity restrictions to control the spread of COVID-19 drove a severe downward spiral in financial markets, including the corporate and municipal bond markets, in March 2020. The turmoil was short-lived, however. Massive monetary and fiscal interventions helped stabilize credit conditions and support investor sentiment, while economic indicators began to improve with the economy reopening in May 2020.
High yield corporate bonds rebounded after a dramatic widening during the March 2020 sell-off. Not surprisingly in 2020, credit ratings downgrades have increased, and high yield default activity has risen, most prominently in the energy sector. However, high yield corporate bonds performed well, supported by investor demand for higher yielding assets, minimal negative surprises in the second quarter 2020 earnings season and improved sentiment, driven in part by the Fed acting as a backstop to the corporate bond market.
Nuveen ESG U.S. Aggregate Bond ETF (NUBD)
What key strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?
The Fund employs a passive management (or “indexing”) approach, investing in a diversified portfolio of U.S. investment grade bonds that satisfy certain environmental, social and governance (“ESG”) criteria. The Fund seeks to track the investment results, before fees and expenses, of the Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index (“the NUBD Select Index”). The NUBD Select Index is composed of U.S. investment grade fixed income securities that satisfy certain ESG and low-carbon criteria, including U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. corporations that are publicly offered for sale in the U.S. The NUBD Select Index selects from the securities included in the Bloomberg Barclays U.S. Aggregate Bond Index (the “Base Index”), which is designed to broadly capture the U.S. investment grade, taxable fixed income market. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in component securities of the NUBD Select Index. To the extent the NUBD Select Index concentrates (i.e., holds 25% or more of its total assets) in the securities of companies in a particular industry or group of industries, the Fund will concentrate its investments to approximately the same extent as the NUBD Select Index. The Fund rebalances its holdings monthly in response to the monthly NUBD Select Index rebalances.
During the reporting period, the Fund remained fully invested within its allocation targets to track the NUBD Select Index. As of July 31, 2020, the Fund’s net assets were invested in 37.2% U.S. Treasuries, 28.8% securitized debt, 27.4% corporate debt and 5.8% government-related debt.

How did the Fund perform during the twelve-month reporting period ended July 31, 2020?
The table in the Fund’s Performance Overview and Expense Ratios section of this report provides the Fund’s total return performance for the one-year and since inception periods ended July 31, 2020. The Fund’s total returns at net asset value (NAV) are compared with the performance of the NUBD Select Index, which the Fund is designed to track. The Fund’s total return outperformed that of the NUBD Select Index during the reporting period.
The Fund’s relative outperformance is mainly attributable to the representative sampling process that utilizes a sub-set of Index securities in an effort to provide exposure similar to that of the NUBD Select Index, which leads the Fund to be overweight, underweight and, in some cases, not invested at all in certain securities as compared to the Index. Transaction costs related to the Fund’s acquisition of portfolio securities, as well as fees and expenses incurred by the Fund that are not incurred by the NUBD Select Index reduce relative performance. The NUBD Select Index is unmanaged and therefore its returns do not reflect any fees or expenses, which would detract from its performance. You cannot invest directly in an index.
Fixed income markets posted strong performance for the twelve-month reporting period overall, despite the significant market volatility driven by the COVID-19 crisis uncertainty in March 2020. Prior to the advent of the health crisis, markets had been focused on the Federal Reserve’s three interest rate cuts in the second half of 2019, which were intended to help extend the economic cycle in the face of growing downside risks from trade tensions and weaker growth abroad. Economic and social activity restrictions to control the spread of COVID-19 drove a severe downward spiral in financial markets, including the corporate and municipal bond markets, in March 2020. The turmoil was short-lived, however. Massive monetary and fiscal interventions helped stabilize credit conditions and support investor sentiment, while economic indicators began to improve with the economy reopening in May 2020.
Yields fell across the yield curve, with the largest decline at the shorter end. Treasury yields on the 1-year bond fell to 0.11% as of July 31, 2020 from 2.01% on July 31, 2019, the 10-year fell to 0.54% from 2.02% and the 30-year fell to 1.20% from 2.53%. Corporate credit markets performed well during the reporting period, with spreads narrowing after a dramatic widening during the March 2020 sell-off. Investment grade issuance was particularly strong, as companies rushed to take advantage of the low interest rate environment. New supply was met with strong investor demand, which was enhanced by the Fed acting as a backstop to corporate credit markets. High yield corporate bonds performed well but underperformed the investment grade segment during the reporting period. Not surprisingly, in 2020 so far, credit ratings downgrades have increased and high yield default activity has risen, most prominently in the energy sector. Securitized markets also benefited from spread tightening, amid positive technicals aided by Fed support and better-than-expected mortgage market trends. However, assets with greater COVID-19 crisis exposure, such as retail and hotels, remained under stress.

Risk Considerations and Dividend Information
Nuveen Enhanced Yield U.S. Aggregate Bond ETF
Investing involves risk; principal loss is possible. This is no guarantee the Fund's investment objective will be achieved. An exchange-traded fund seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Interest rate risk occurs when interest rates rise causing bond prices to fall. Credit risk arises from an issuer's ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer's credit quality is expected to deteriorate. These and other risk considerations are described in detail in the Fund's prospectus.
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF
Investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Interest rate risk is the risk that the value of the Fund's portfolio will decline because of rising interest rates. Credit Risk is the risk that an issuer of a debt security may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a debt security may decline because of concerns about the issuer's ability or willingness to make such payments. These and other risk considerations are described in detail in the Fund's prospectus.
Nuveen ESG High Yield Corporate Bond ETF
Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. In addition, because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don’t use these criteria. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. Credit risk arises from an issuer’s ability to make interest and principal payments when due, as well as the prices of bonds declining when an issuer’s credit quality is expected to deteriorate. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. These and other risk considerations, such as call, concentration and income risks, are described in detail in the Fund’s prospectus.
Nuveen ESG U.S. Aggregate Bond ETF
Investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. An exchange-traded fund seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. Because the Index selects securities for inclusion based on environmental, social, and governance (ESG) criteria, the Fund may forgo some market opportunities available to funds that don't use these criteria. Interest rate risk occurs when interest rates rise causing bond prices to fall. Credit risk arises from an issuer's credit quality is expected to deteriorate. These and other risk considerations are described in detail in the Fund's prospectus.
Dividend Information
Each Fund seeks to pay monthly dividends out of its net investment income. Monthly distributions are not expected to be a level amount from period-to-period. Each Fund will, over time, pay all its net investment income as dividends to shareholders.
All monthly dividends paid by each Fund during the current reporting period were paid from net investment income. If a portion of the Fund's monthly distributions is sourced or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of each Fund's dividends for the reporting period are presented in this report's Financial Highlights. For income tax purposes, distribution information for NUAG, NUSA, NUHY and NUDB as of their most recent tax year end is presented in Note 6 - Income Tax Information within the Notes to Financial Statements of this report.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are sold, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Returns assume reinvestment of dividends and capital gains. Market price returns are based on the closing market price as of the end of the reporting period. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.
Expense Ratios
The expense ratios shown are as of each Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
Average Annual Total Returns as of July 31, 2020
	Total Returns as of July 31, 2020
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratio
NUAG at NAV	9/14/16	10.11%	4.51%	0.20%
NUAG at Market Price	9/14/16	10.19%	4.47%	0.20%
ICE BofA Enhanced Yield U.S. Broad Bond Index	-	9.41%	4.78%	-
ICE BofA U.S. Broad Market Index	-	10.23%	4.50%	-

Growth of an Assumed $10,000 Investment as of July 31, 2020
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
Average Annual Total Returns as of July 31, 2020
	Total Returns as of July 31, 2020
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratio
NUSA at NAV	3/31/17	5.93%	3.58%	0.20%
NUSA at Market Price	3/31/17	6.15%	3.67%	0.20%
ICE BofA Enhanced Yield 1-5 Year U.S. Broad Bond Index	-	5.84%	3.80%	-
ICE BofA 1-5 Year U.S. Broad Market Index	-	5.42%	3.35%	-

Growth of an Assumed $10,000 Investment as of July 31, 2020
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen ESG High Yield Corporate Bond ETF (NUHY)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
	Total Returns as of July 31, 2020
		Cumulative
	Inception Date	Since Inception	Expense Ratio
NUHY at NAV	9/25/19	1.79%	0.35%
NUHY at Market Price	9/25/19	3.02%	0.35%
Bloomberg Barclays MSCI U.S. High Yield Very Liquid ESG Select Index	-	1.98%	-
Bloomberg Barclays U.S. High Yield Very Liquid Index	-	2.85%	-

Growth of an Assumed $10,000 Investment as of July 31, 2020
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen ESG U.S. Aggregate Bond ETF (NUBD)
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratio
Average Annual Total Returns as of July 31, 2020
	Total Returns as of July 31, 2020
		Average Annual
	Inception Date	1-Year	Since Inception	Expense Ratio
NUBD at NAV	9/29/17	10.38%	5.84%	0.20%
NUBD at Market Price	9/29/17	10.51%	5.91%	0.20%
Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index	-	10.29%	5.93%	-
Bloomberg Barclays U.S. Aggregate Bond Index	-	10.12%	5.88%	-

Growth of an Assumed $10,000 Investment as of July 31, 2020
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields    as of July 31, 2020
Dividend Rate is the average dividend per share for the current reporting period divided by the offering price per share at period end.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Rate may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)

Dividend Rate	2.96%
SEC 30-Day Yield	1.54%
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)

Dividend Rate	2.53%
SEC 30-Day Yield	0.85%
Nuveen ESG High Yield Corporate Bond ETF (NUHY)

Dividend Rate	3.92%
SEC 30-Day Yield	4.59%
Nuveen ESG U.S. Aggregate Bond ETF (NUBD)

Dividend Rate	2.15%
SEC 30-Day Yield	1.05%

Holding Summaries    as of July 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Each Fund uses credit quality ratings for its portfolio securities provided by Moody's, S&P and Fitch. For NUAG and NUSA, if all three of Moody's S&P, and Fitch provide a rating for a security, an average of the ratings is used; if two of the three agencies rate a security, an average of the two is used; and if only one rating agency rates a security, that rating is used. For NUHY and NUBD, if all three of Moody's S&P, and Fitch provide a rating for a security, the middle rating is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities are included in the U.S. Treasury/Agency category.
Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)
Fund Allocation (% of net assets)
Securitized	40.3%
Corporate Debt	30.8%
U.S. Treasury	23.4%
Government Related - Long-Term	4.7%
U.S. Government and Agency Obligations	1.7%
Other Assets Less Liabilities	(0.9)%
Net Assets	100%
Corporate Debt: Industries (% of total corporate debt holdings)
Industrial	47.8%
Financials	16.0%
Utility	36.2%
Total	100%
Portfolio Credit Quality (% of total investments)
AAA	1.4%
AA	3.2%
A	9.5%
BBB	22.7%
U.S. Treasury/Agency	63.2%
Total	100%

Holding Summaries    as of July 31, 2020 (continued)
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)
Fund Allocation (% of net assets)
Corporate Debt	42.9%
Securitized	30.1%
U.S. Treasury	26.1%
U.S. Government and Agency Obligations	1.5%
Other Assets Less Liabilities	(0.6)%
Net Assets	100%
Corporate Debt: Industries (% of total corporate debt holdings)
Industrial	22.9%
Financials	47.8%
Utility	29.3%
Total	100%
Portfolio Credit Quality (% of total investments)
AAA	13.7%
AA	3.9%
A	18.1%
BBB	21.0%
U.S. Treasury/Agency	43.3%
Total	100%

Nuveen ESG High Yield Corporate Bond ETF (NUHY)
Fund Allocation (% of net assets)
Corporate Debt	97.8%
U.S. Government and Agency Obligations	1.1%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Corporate Debt: Industries (% of total corporate debt holdings)
Industrial	90.2%
Financials	9.3%
Utility	0.5%
Total	100%
Portfolio Credit Quality (% of total investments)
BBB	9.3%
BB or Lower	89.5%
U.S. Treasury/Agency	1.2%
Total	100%

Holding Summaries    as of July 31, 2020 (continued)
Nuveen ESG U.S. Aggregate Bond ETF (NUBD)
Fund Allocation (% of net assets)
U.S. Treasury	37.2%
Securitized	28.8%
Corporate Debt	27.4%
Government Related - Long-Term	5.8%
U.S. Government and Agency Obligations	2.9%
Other Assets Less Liabilities	(2.1)%
Net Assets	100%
Corporate Debt: Industries (% of total corporate debt holdings)
Industrial	62.1%
Financials	29.6%
Utility	8.3%
Total	100%
Portfolio Credit Quality (% of total investments)
AAA	4.3%
AA	3.9%
A	15.5%
BBB	8.7%
U.S. Treasury/Agency	67.6%
Total	100%

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other applicable Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2020.
The beginning of the period is February 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your Fund in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,053.80
Expenses Incurred During Period	$ 1.02
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.87
Expenses Incurred During the Period	$ 1.01
Expenses are equal to the Fund's annualized net expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Expense Examples    (continued)
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,062.10
Expenses Incurred During Period	$ 1.03
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.87
Expenses Incurred During the Period	$ 1.01
Expenses are equal to the Fund's annualized net expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Nuveen ESG High Yield Corporate Bond ETF (NUHY)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$ 998.00
Expenses Incurred During Period	$ 2.97
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.12
Expenses Incurred During the Period	$ 3.01
Expenses are equal to the Fund's annualized net expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Nuveen ESG U.S. Aggregate Bond ETF (NUBD)
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,032.40
Expenses Incurred During Period	$ 1.01
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.87
Expenses Incurred During the Period	$ 1.01
Expenses are equal to the Fund's annualized net expense ratio of 0.20% multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees of
Nushares ETF Trust:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Nuveen Enhanced Yield U.S. Aggregate Bond ETF, Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF, Nuveen ESG High Yield Corporate Bond ETF and Nuveen ESG U.S. Aggregate Bond ETF (four of the funds comprising Nushares ETF Trust) (the Funds), including the portfolios of investments, as of July 31, 2020, the related statements of operations for the year then ended (the period from September 25, 2019 (commencement of operations) to July 31, 2020 for Nuveen ESG High Yield Corporate Bond ETF), the statements of changes in net assets for each of the years in the two-year period then ended (period from September 25, 2019 to July 31, 2020 for Nuveen ESG High Yield Corporate Bond ETF), and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the three-year period then ended and period from September 14, 2016 (commencement of operations) to July 31, 2017 for Nuveen Enhanced Yield U.S. Aggregate Bond ETF, the three-year period then ended and period from March 31, 2017 (commencement of operations) to July 31, 2017 for Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF, the period from September 25, 2019 to July 31, 2020 for Nuveen ESG High Yield Corporate Bond ETF, and the two-year period then ended and period from September 29, 2017 (commencement of operations) to July 31, 2018 for Nuveen ESG U.S. Aggregate Bond ETF. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of July 31, 2020, the results of their operations for the year then ended (the period from September 25, 2019 to July 31, 2020 for Nuveen ESG High Yield Corporate Bond ETF), the changes in their net assets for each of the years in the two-year period then ended (period from September 25, 2019 to July 31, 2020 for Nuveen ESG High Yield Corporate Bond ETF), and the financial highlights for each of the years in the three-year period then ended and period from September 14, 2016 to July 31, 2017 for Nuveen Enhanced Yield U.S. Aggregate Bond ETF, the three-year period then ended and period from March 31, 2017 to July 31, 2017 for Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF, the period from September 25, 2019 to July 31, 2020 for Nuveen ESG High Yield Corporate Bond ETF and the two-year period then ended and period from September 29, 2017 to July 31, 2018 for Nuveen ESG U.S. Aggregate Bond ETF in conformity with U.S. generally accepted accounting principles
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2020, by correspondence with custodians and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
/s/ KPMG LLP
We have served as the auditor of one or more Nuveen investment companies since 2014.
Chicago, Illinois
September 28, 2020

Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 99.2%
	SECURITIZED – 40.3%
$ 250	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	AAA	$265,727
500	Csail 2015-C2 Commercial Mortgage Trust	3.849%	6/15/57	Aa2	539,889
974	Fannie Mae Pool AL9125	4.000%	10/01/43	N/R	1,067,323
495	Fannie Mae Pool AS6302	3.500%	12/01/45	N/R	527,480
613	Fannie Mae Pool AX4887	4.000%	12/01/44	N/R	670,556
56	Fannie Mae Pool MA1489	3.000%	7/01/43	Aaa	60,065
629	Fannie Mae Pool MA2929	3.500%	3/01/47	Aaa	665,494
763	Fannie Mae Pool MA3120	3.500%	9/01/47	Aaa	806,421
228	Fannie Mae Pool MA3211	4.000%	12/01/47	Aaa	243,186
406	Fannie Mae Pool MA3239	4.000%	1/01/48	Aaa	433,047
628	Fannie Mae Pool MA3276	3.500%	2/01/48	Aaa	663,460
143	Fannie Mae Pool MA3277	4.000%	2/01/48	N/R	152,300
322	Fannie Mae Pool MA3305	3.500%	3/01/48	N/R	339,640
99	Fannie Mae Pool MA3306	4.000%	3/01/48	N/R	105,544
331	Fannie Mae Pool MA3332	3.500%	4/01/48	Aaa	350,044
213	Fannie Mae Pool MA3383	3.500%	6/01/48	Aaa	224,340
223	Fannie Mae Pool MA3467	4.000%	9/01/48	Aaa	235,946
259	Fannie Mae Pool MA3663	3.500%	5/01/49	Aaa	272,488
353	Fannie Mae Pool MA3744	3.000%	8/01/49	N/R	373,993
380	Fannie Mae Pool MA3774	3.000%	9/01/49	Aaa	402,353
455	Fannie Mae Pool MA3905	3.000%	1/01/50	N/R	481,240
1,337	Fannie Mae Pool MA3960	3.000%	3/01/50	N/R	1,415,328
2,833	Fannie Mae Pool MA3990	2.500%	4/01/50	N/R	2,973,237
4,988	Fannie Mae Pool MA4078	2.500%	7/01/50	N/R	5,239,530
570	Freddie Mac Gold Pool G08797	4.000%	1/01/48	N/R	609,161
271	Freddie Mac Gold Pool G08800	3.500%	2/01/48	N/R	286,490
2,485	Freddie Mac Pool SD8080	2.000%	6/01/50	N/R	2,575,374
45	Ginnie Mae II Pool MA2149	4.000%	8/20/44	N/R	49,268
533	Ginnie Mae II Pool MA3310	3.500%	12/20/45	Aaa	568,752
153	Ginnie Mae II Pool MA3311	4.000%	12/20/45	Aaa	165,408
189	Ginnie Mae II Pool MA3874	3.500%	8/20/46	Aaa	202,008
121	Ginnie Mae II Pool MA3937	3.500%	9/20/46	Aaa	128,838
299	Ginnie Mae II Pool MA4900	3.500%	12/20/47	Aaa	318,153
238	Ginnie Mae II Pool MA4962	3.500%	1/20/48	Aaa	252,880
284	Ginnie Mae II Pool MA5875	3.500%	4/20/49	Aaa	298,363
474	Ginnie Mae II Pool MA6283	3.000%	11/20/49	N/R	501,636

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
$ 485	Ginnie Mae II Pool MA6338	3.000%	12/20/49	N/R	$513,244
490	Ginnie Mae II Pool MA6474	3.000%	2/20/50	N/R	519,202
1,734	Ginnie Mae II Pool MA6599	3.000%	4/20/50	N/R	1,836,377
1,995	Ginnie Mae II Pool MA6711	3.500%	6/20/50	N/R	2,111,562
2,000	Ginnie Mae II Pool MA6819, (WI/DD)	2.500%	8/20/50	N/R	2,112,917
499	SoFi Professional Loan Program 2017-E LLC, 144A	2.720%	11/26/40	AAA	507,330
250	Verizon Owner Trust 2019-C	2.060%	4/22/24	AA+	255,937
250	Wells Fargo Commercial Mortgage Trust 2014-LC16	4.020%	8/15/50	Aaa	265,709
$ 30,843	Total Securitized (cost $31,897,736)				32,587,240

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE DEBT – 30.8%
	Financials – 4.9%
$ 62	Air Lease Corp	3.875%	7/03/23	BBB	$63,497
49	Aircastle Ltd	5.000%	4/01/23	BBB	49,122
40	Alexandria Real Estate Equities Inc	3.375%	8/15/31	BBB+	46,242
90	American Financial Group Inc/OH	5.250%	4/02/30	BBB+	109,106
126	American International Group Inc	4.200%	4/01/28	BBB+	148,996
94	Anthem Inc	3.700%	9/15/49	A	113,726
85	Aon Corp	3.750%	5/02/29	A-	99,698
66	AXIS Specialty Finance PLC	4.000%	12/06/27	A-	71,709
40	Barclays Bank PLC	3.750%	5/15/24	A1	44,136
150	Barclays PLC	3.932%	5/07/25	A	163,923
32	Boston Properties LP	2.900%	3/15/30	A-	34,286
27	Brixmor Operating Partnership LP	4.125%	5/15/29	BBB-	28,881
105	Capital One Financial Corp	3.800%	1/31/28	A-	118,359
167	Citigroup Inc	4.125%	7/25/28	BBB+	193,363
62	Citigroup Inc	4.750%	5/18/46	BBB+	82,978
71	CNA Financial Corp	3.900%	5/01/29	A-	81,054
147	Discover Bank	4.650%	9/13/28	BBB+	172,955
34	Essex Portfolio LP	2.650%	3/15/32	BBB+	36,644
106	Fifth Third Bancorp	3.950%	3/14/28	A-	126,208
42	GATX Corp	4.550%	11/07/28	BBB	47,982
150	GE Capital International Funding Co Unlimited Co	4.418%	11/15/35	BBB+	154,882
20	Goldman Sachs Group Inc	3.750%	2/25/26	A	22,671
26	Goldman Sachs Group Inc	3.500%	11/16/26	A	29,008
18	Healthcare Realty Trust Inc	3.625%	1/15/28	BBB+	19,428
44	Highwoods Realty LP	3.050%	2/15/30	BBB	45,608
69	Humana Inc	3.850%	10/01/24	BBB+	76,602
35	Huntington Bancshares Inc/OH	4.000%	5/15/25	A-	39,829
85	Jefferies Financial Group Inc	5.500%	10/18/23	BBB	94,371

Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG) (continued)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Financials (continued)
$ 4	JPMorgan Chase & Co	3.702%	5/06/30	AA-	$4,647
40	KeyBank NA/Cleveland OH	3.400%	5/20/26	BBB+	44,987
93	Lazard Group LLC	4.500%	9/19/28	BBB+	108,025
28	Lincoln National Corp	4.200%	3/15/22	A-	29,685
100	Lloyds Banking Group PLC	2.438%	2/05/26	A+	104,999
85	Manulife Financial Corp	4.061%	2/24/32	A-	90,738
66	Markel Corp	5.000%	5/20/49	BBB+	89,105
13	Morgan Stanley	4.350%	9/08/26	BBB+	15,244
110	Morgan Stanley	4.457%	4/22/39	A	144,747
26	Physicians Realty LP	3.950%	1/15/28	BBB-	27,159
96	Prudential Financial Inc	5.375%	5/15/45	BBB+	102,947
73	Raymond James Financial Inc	3.625%	9/15/26	BBB+	82,374
8	Realty Income Corp	3.650%	1/15/28	A-	9,025
18	Reinsurance Group of America Inc	4.700%	9/15/23	A	19,879
29	Sabra Health Care LP	4.800%	6/01/24	BBB-	29,413
81	Santander Holdings USA Inc	3.244%	10/05/26	BBB+	85,905
86	Synchrony Financial	3.950%	12/01/27	BBB-	90,760
44	UDR Inc	3.000%	8/15/31	BBB+	48,805
29	UnitedHealth Group Inc	3.850%	6/15/28	A+	34,889
96	Unum Group	4.500%	12/15/49	BBB	97,786
48	Ventas Realty LP	4.400%	1/15/29	BBB+	53,861
26	VEREIT Operating Partnership LP	4.875%	6/01/26	BBB	29,018
72	Wells Fargo & Co	4.750%	12/07/46	A3	94,381
87	Welltower Inc	4.250%	4/15/28	BBB+	99,657
104	Willis North America Inc	4.500%	9/15/28	BBB	125,348
3,504	Total Financials				3,978,648
	Industrial – 14.7%
59	AbbVie Inc, 144A	3.850%	6/15/24	BBB+	65,265
56	AbbVie Inc	3.600%	5/14/25	BBB+	62,629
106	AbbVie Inc, 144A	4.050%	11/21/39	BBB+	130,426
110	Altria Group Inc	5.800%	2/14/39	A3	144,113
80	American Tower Corp	3.800%	8/15/29	BBB+	93,733
127	Amgen Inc	4.563%	6/15/48	A-	174,865
423	Anheuser-Busch InBev Worldwide Inc	4.000%	4/13/28	BBB+	495,172
108	AstraZeneca PLC	4.000%	1/17/29	A3	132,004
128	AT&T Inc	4.350%	3/01/29	A-	152,941
174	AT&T Inc	5.375%	10/15/41	A-	228,444
96	AT&T Inc	4.900%	6/15/42	A-	120,582
62	AT&T Inc	4.300%	12/15/42	A-	73,420
80	AT&T Inc	4.350%	6/15/45	A-	94,712

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 78	AutoNation Inc	4.500%	10/01/25	BBB-	$85,751
27	Baxter International Inc	3.500%	8/15/46	A-	32,134
88	Becton Dickinson and Co	4.685%	12/15/44	BBB	116,434
69	Bell Canada Inc	4.464%	4/01/48	BBB+	92,506
35	Boeing Co	3.300%	3/01/35	Baa2	32,739
77	BorgWarner Inc	4.375%	3/15/45	Baa1	86,165
36	Boston Scientific Corp	2.650%	6/01/30	Baa2	39,131
100	Broadcom Inc, 144A	4.750%	4/15/29	BBB-	116,583
109	Canadian Pacific Railway Co	2.050%	3/05/30	BBB+	114,932
40	Cardinal Health Inc	4.500%	11/15/44	BBB	46,279
107	Carrier Global Corp, 144A	2.722%	2/15/30	BBB	113,079
211	Charter Communications Operating LLC / Charter Communications Operating Capital	5.375%	5/01/47	BBB-	267,172
182	Cigna Corp	4.500%	2/25/26	A-	215,699
69	Cimarex Energy Co	4.375%	6/01/24	BBB-	73,610
36	Constellation Brands Inc	3.600%	2/15/28	BBB	40,888
44	Crown Castle International Corp	3.100%	11/15/29	BBB+	49,078
38	CSX Corp	4.250%	3/15/29	BBB+	46,393
109	CSX Corp	3.800%	4/15/50	BBB+	138,617
276	CVS Health Corp	4.875%	7/20/35	BBB	358,575
135	Dell International LLC / EMC Corp, 144A	8.350%	7/15/46	BBB-	188,135
75	Discovery Communications LLC	4.900%	3/11/26	BBB-	87,927
80	Dow Chemical Co	4.800%	5/15/49	BBB+	100,780
81	Eaton Corp	4.150%	11/02/42	A-	103,283
16	Ecolab Inc	3.250%	12/01/27	A-	18,408
29	Electronic Arts Inc	4.800%	3/01/26	A-	34,874
75	Energy Transfer Operating LP	5.950%	10/01/43	BBB-	76,024
150	Energy Transfer Operating LP	6.125%	12/15/45	BBB-	157,758
128	Enterprise Products Operating LLC	5.750%	3/01/35	BBB+	164,850
100	Equinix Inc	1.250%	7/15/25	BBB-	100,850
46	FedEx Corp	3.100%	8/05/29	BBB	51,093
66	FedEx Corp	3.900%	2/01/35	BBB	74,982
93	Fiserv Inc	3.500%	7/01/29	BBB	107,629
55	Fortive Corp	4.300%	6/15/46	Baa1	67,199
90	Fox Corp	3.500%	4/08/30	BBB	102,429
109	General Mills Inc	2.875%	4/15/30	BBB	122,172
130	General Motors Co	6.600%	4/01/36	BBB	158,309
77	Global Payments Inc	4.450%	6/01/28	BBB-	91,855
76	Grupo Televisa SAB	5.000%	5/13/45	BBB+	87,761
84	HCA Inc	4.125%	6/15/29	BBB-	98,318
65	Helmerich & Payne Inc	4.650%	3/15/25	BBB+	72,425

Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG) (continued)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 72	Hess Corp	4.300%	4/01/27	BBB-	$75,669
67	Hewlett Packard Enterprise Co	6.200%	10/15/35	BBB+	84,662
86	International Paper Co	4.400%	8/15/47	BBB	107,403
10	Interpublic Group of Cos Inc	3.750%	2/15/23	BBB+	10,654
80	J M Smucker Co	4.250%	3/15/35	BBB	97,986
73	Johnson Controls International plc	4.625%	7/02/44	BBB+	88,833
90	Keurig Dr Pepper Inc	3.200%	5/01/30	BBB	102,162
136	Kinder Morgan Inc	4.300%	3/01/28	BBB	158,628
109	Kroger Co	5.400%	1/15/49	Baa1	158,327
96	Lowe's Cos Inc	3.650%	4/05/29	BBB+	112,527
63	LYB International Finance III LLC	4.200%	10/15/49	Baa1	72,523
71	Magellan Midstream Partners LP	4.200%	3/15/45	BBB+	73,994
66	Marriott International Inc/MD	4.500%	10/01/34	BBB	69,174
109	Martin Marietta Materials Inc	2.500%	3/15/30	BBB+	114,582
53	McDonald's Corp	4.700%	12/09/35	BBB+	69,680
87	McDonald's Corp	4.875%	7/15/40	BBB+	116,876
82	Mondelez International Inc	4.125%	5/07/28	Baa1	99,875
79	Mosaic Co	4.050%	11/15/27	BBB-	85,442
39	MPLX LP	4.500%	7/15/23	BBB	42,139
96	Noble Energy Inc	3.900%	11/15/24	BBB	106,519
72	Nordstrom Inc	6.950%	3/15/28	BBB-	72,723
80	Norfolk Southern Corp	4.150%	2/28/48	BBB+	103,638
109	Northrop Grumman Corp	4.400%	5/01/30	BBB	136,326
96	Nutrien Ltd	6.125%	1/15/41	BBB	127,189
90	Omnicom Group Inc	4.200%	6/01/30	BBB+	107,026
76	ONEOK Inc	4.550%	7/15/28	BBB	79,696
74	Orange SA	5.375%	1/13/42	BBB+	109,162
80	Pioneer Natural Resources Co	4.450%	1/15/26	BBB	93,312
94	Plains All American Pipeline LP / PAA Finance Corp	3.800%	9/15/30	BBB-	94,114
29	Rayonier Inc	3.750%	4/01/22	BBB-	29,587
128	Raytheon Technologies Corp	3.750%	11/01/46	A-	157,498
95	Republic Services Inc	3.950%	5/15/28	BBB+	114,057
144	Reynolds American Inc	5.700%	8/15/35	BBB+	183,712
83	Rogers Communications Inc	5.000%	3/15/44	BBB+	114,075
34	RPM International Inc	4.250%	1/15/48	BBB-	35,456
63	Seagate HDD Cayman	4.875%	6/01/27	Baa3	70,383
76	Seagate HDD Cayman, 144A	4.091%	6/01/29	Baa3	81,073
78	Sherwin-Williams Co	2.300%	5/15/30	BBB	82,710
156	Spectra Energy Partners LP	4.500%	3/15/45	BBB+	182,051
93	Starbucks Corp	3.550%	8/15/29	BBB+	107,925
56	Sysco Corp	2.400%	2/15/30	Baa1	56,387

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 50	Telefonica Emisiones SA	5.520%	3/01/49	BBB	$67,525
109	Textron Inc	3.000%	6/01/30	BBB	113,639
90	Thermo Fisher Scientific Inc	4.497%	3/25/30	BBB+	114,516
110	TransCanada PipeLines Ltd	5.100%	3/15/49	A-	153,849
87	Union Pacific Corp	4.300%	3/01/49	A-	119,180
36	University of Southern California	3.226%	10/01/20	Aa1	40,311
38	Valero Energy Corp	3.650%	3/15/25	BBB	41,763
367	Verizon Communications Inc	4.750%	11/01/41	A-	513,672
101	ViacomCBS Inc	2.900%	1/15/27	BBB	108,828
108	Vodafone Group PLC	4.875%	6/19/49	BBB	140,961
103	Walgreens Boots Alliance Inc	4.500%	11/18/34	Baa2	118,998
90	Weyerhaeuser Co	4.000%	4/15/30	Baa2	104,696
106	Williams Cos Inc	3.750%	6/15/27	BBB	116,207
36	WPP Finance 2010	3.750%	9/19/24	BBB+	39,501
26	Zimmer Biomet Holdings Inc	5.750%	11/30/39	BBB	33,466
9,927	Total Industrial				11,913,999
	Utility – 11.2%
84	AEP Texas Inc	4.150%	5/01/49	A-	106,266
230	Alabama Power Co	5.200%	6/01/41	A1	315,721
110	Ameren Illinois Co	4.150%	3/15/46	A1	146,396
78	American Electric Power Co Inc	2.300%	3/01/30	BBB+	81,433
139	American Water Capital Corp	4.300%	12/01/42	A	182,128
60	Appalachian Power Co	4.400%	5/15/44	A-	75,469
22	Berkshire Hathaway Energy Co, 144A	3.700%	7/15/30	A-	26,699
73	Berkshire Hathaway Energy Co	3.800%	7/15/48	A-	92,904
128	Black Hills Corp	3.150%	1/15/27	BBB+	137,765
37	CenterPoint Energy Resources Corp	4.000%	4/01/28	A3	42,736
126	Cleco Corporate Holdings LLC	3.743%	5/01/26	BBB-	134,046
97	CMS Energy Corp	4.700%	3/31/43	Baa1	123,985
109	Consolidated Edison Co of New York Inc	3.350%	4/01/30	A-	127,752
215	Consolidated Edison Co of New York Inc	3.700%	11/15/59	A-	263,082
66	Consumers Energy Co	3.500%	8/01/51	Aa3	84,333
151	Dominion Energy Inc	5.250%	8/01/33	BBB+	192,496
165	Dominion Energy Inc	4.700%	12/01/44	BBB+	223,789
81	DTE Electric Co	2.625%	3/01/31	Aa3	90,856
102	DTE Electric Co	3.750%	8/15/47	Aa3	129,699
401	Duke Energy Corp	3.750%	9/01/46	BBB+	494,280
12	Duke Energy Indiana LLC	2.750%	4/01/50	Aa3	13,246
203	Duke Energy Progress LLC	3.600%	9/15/47	Aa3	252,159
237	Edison International	5.750%	6/15/27	BBB-	276,600

Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG) (continued)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Utility (continued)
$ 97	Emera US Finance LP	4.750%	6/15/46	BBB	$126,003
40	Enel Chile SA	4.875%	6/12/28	A-	47,245
81	Entergy Corp	2.950%	9/01/26	BBB	90,925
39	Entergy Louisiana LLC	2.900%	3/15/51	A	44,521
115	Entergy Texas Inc	3.550%	9/30/49	A	138,551
109	Essential Utilities Inc	2.704%	4/15/30	A-	119,061
16	Evergy Metro Inc	5.300%	10/01/41	A+	22,565
31	Evergy Metro Inc	4.200%	6/15/47	A+	41,016
95	Evergy Metro Inc	4.125%	4/01/49	A+	124,506
40	Eversource Energy	3.450%	1/15/50	BBB+	47,870
152	Exelon Corp	4.950%	6/15/35	BBB+	194,513
428	Exelon Corp	4.450%	4/15/46	BBB+	556,026
258	FirstEnergy Corp	2.650%	3/01/30	BBB	263,690
130	FirstEnergy Corp	4.850%	7/15/47	BBB	160,721
65	Indiana Michigan Power Co	3.750%	7/01/47	A-	79,583
126	Interstate Power and Light Co	4.700%	10/15/43	A-	162,350
67	ITC Holdings Corp	5.300%	7/01/43	BBB+	92,480
6	John Sevier Combined Cycle Generation LLC	4.626%	1/15/42	Aaa	8,027
62	National Grid USA	5.803%	4/01/35	BBB+	82,256
65	National Rural Utilities Cooperative Finance Corp	3.700%	3/15/29	A1	77,620
84	NiSource Inc	5.250%	2/15/43	BBB+	114,986
127	NiSource Inc	3.950%	3/30/48	BBB+	157,996
109	NSTAR Electric Co	3.950%	4/01/30	A1	134,760
169	Oglethorpe Power Corp	5.050%	10/01/48	BBB+	203,224
90	Oncor Electric Delivery Co LLC, 144A	2.750%	5/15/30	A+	101,844
91	Oncor Electric Delivery Co LLC	5.300%	6/01/42	A+	138,660
165	PacifiCorp	2.700%	9/15/30	A+	186,903
109	PPL Capital Funding Inc	4.125%	4/15/30	BBB+	128,179
148	PPL Capital Funding Inc	4.700%	6/01/43	BBB+	185,215
185	Public Service Electric and Gas Co	5.500%	3/01/40	Aa3	276,983
190	Puget Energy Inc	3.650%	5/15/25	BBB	202,939
166	Sempra Energy	4.050%	12/01/23	BBB+	182,642
52	Southern California Gas Co	3.950%	2/15/50	Aa3	68,663
73	Southern Co	4.250%	7/01/36	BBB+	87,499
72	Southern Co	4.400%	7/01/46	BBB+	91,138
47	Southern Co Gas Capital Corp	4.400%	6/01/43	A-	56,728
67	Spire Inc	4.700%	8/15/44	BBB+	80,673
109	Union Electric Co	2.950%	3/15/30	A	124,763
68	Wisconsin Public Service Corp	3.300%	9/01/49	A+	79,226
141	Xcel Energy Inc	4.800%	9/15/41	BBB+	182,469

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Utility (continued)
$ 106	Xcel Energy Inc	3.500%	12/01/49	BBB+	$ 129,397
7,316	Total Utility				9,008,256
$ 20,747	Total Corporate Debt (cost $23,455,349)				24,900,903

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. TREASURY – 23.4%
$ 3,803	United States Treasury Note/Bond	2.625%	7/15/21	Aaa	$3,893,173
3,818	United States Treasury Note/Bond	2.000%	12/31/21	Aaa	3,918,670
1,406	United States Treasury Note/Bond	1.750%	6/15/22	Aaa	1,448,839
138	United States Treasury Note/Bond	1.375%	10/15/22	Aaa	141,811
1,364	United States Treasury Note/Bond	1.250%	2/28/25	Aaa	1,421,970
663	United States Treasury Note/Bond	0.375%	4/30/25	Aaa	668,361
1,019	United States Treasury Note/Bond	3.125%	11/15/28	Aaa	1,239,558
484	United States Treasury Note/Bond	2.375%	5/15/29	Aaa	562,593
593	United States Treasury Note/Bond	1.625%	8/15/29	Aaa	652,184
1,239	United States Treasury Note/Bond	3.500%	2/15/39	Aaa	1,798,680
1,100	United States Treasury Note/Bond	2.750%	8/15/42	Aaa	1,465,062
64	United States Treasury Note/Bond	2.250%	8/15/49	Aaa	80,662
294	United States Treasury Note/Bond	2.000%	2/15/50	Aaa	353,225
1,254	United States Treasury Note/Bond	1.250%	5/15/50	Aaa	1,270,508
$ 17,239	Total U.S. Treasury (cost $18,726,340)				18,915,296

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	GOVERNMENT RELATED – 4.7%
	Government Agency – 0.5%
$ 44	Federal Home Loan Mortgage Corp	6.250%	7/15/32	Aaa	$69,614
68	Federal National Mortgage Association	6.625%	11/15/30	Aaa	105,741
195	Tennessee Valley Authority	3.500%	12/15/42	Aaa	249,511
307	Total Government Agency				424,866
	Municipal Bonds – 2.2% (3)
95	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Subordinate Lien, Build America Federally Taxable Bond Series 2010S-1 (No Optional Call)	6.918%	4/01/40	AA-	152,766
10	Board of Regents of the University of Texas System, Revenue Financing System Bonds, Green Series 2016B (No Optional Call)	3.852%	8/15/46	AAA	13,832
0 (4)	California State, General Obligation Bonds, Various Purpose Build America Taxable Bond Series 2010 (Optional Call: 8/20 at 100.00)	7.950%	3/01/36	Aa2	7
125	Chicago O'Hare International Airport (No Optional Call)	4.572%	1/01/54	A	174,504

Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG) (continued)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Municipal Bonds (3) (continued)
$ 95	Commonwealth Financing Authority, Pennsylvania, State Appropriation Lease Bonds, Plancon Program, Taxable Series 2018A (No Optional Call)	3.864%	6/01/38	A1	$114,429
95	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Taxable Series 2018B (Optional Call: 8/28 at 100.00)	4.946%	8/01/48	AA	107,418
60	Health & Educational Facilities Authority of the State of Missouri (No Optional Call)	3.086%	9/15/51	AA+	69,974
95	Illinois State, General Obligation Bonds, Pension Funding Series 2003 (No Optional Call)	5.100%	6/01/33	BBB-	99,751
95	Los Angeles Unified School District, Los Angeles County, California, General Obligation Bonds, Build America Taxable Bonds, Series 2009KRY (No Optional Call)	5.750%	7/01/34	Aa3	134,334
175	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Build America Taxable Bonds, Series 2009A-1 (No Optional Call)	5.871%	11/15/39	A+	207,582
29	Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project J Bonds, Taxable Build America Bonds Series 2010A (No Optional Call)	6.637%	4/01/57	A	44,220
125	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Federally Taxable Issuer Subsidy Build America Bonds, Series 2010B (No Optional Call)	6.561%	12/15/40	BBB+	161,711
30	Ohio State University, General Receipts Bonds, Multiyear Debt Issuance Program, Taxable Series 2016B (No Optional Call)	3.798%	12/01/46	Aa1	39,258
60	Phoenix, Arizona, Various Purpose General Obligation Bonds, Build America Taxable Bonds, Series 2009A (No Optional Call)	5.269%	7/01/34	AA+	75,476
110	Sales Tax Securitization Corp (No Optional Call)	3.820%	1/01/48	AA-	123,259
81	Texas State, General Obligation Bonds, Transportation Commission, Build America Taxable Bonds, Series 2010A (No Optional Call)	4.631%	4/01/33	AAA	103,562
135	University of California, General Revenue Bonds, Taxable Series 2019BD (No Optional Call)	3.349%	7/01/29	AA	158,907
1,415	Total Municipal Bonds				1,780,990
	Sovereign Debt – 2.0%
24	Chile Government International Bond	3.500%	1/25/50	A+	29,232
109	Colombia Government International Bond	6.125%	1/18/41	Baa2	146,169
200	Indonesia Government International Bond	3.850%	10/15/30	BBB	229,935
146	Mexico Government International Bond	6.050%	1/11/40	Baa1	189,070
174	Mexico Government International Bond	5.550%	1/21/45	Baa1	219,235
60	Panama Government International Bond	4.300%	4/29/53	BBB+	78,300
162	Peruvian Government International Bond	4.125%	8/25/27	A3	191,768
200	Philippine Government International Bond	3.750%	1/14/29	BBB+	236,754
66	Republic of Italy Government International Bond	5.375%	6/15/33	BBB-	83,611
131	Uruguay Government International Bond	5.100%	6/18/50	BBB	183,236
1,272	Total Sovereign Debt				1,587,310
$ 2,994	Total Government Related (cost $3,426,723)				3,793,166
	Total Long-Term Investments (cost $77,506,148)				80,196,605

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 1.7%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.7%
$ 1,389	Federal Agricultural Mortgage Corp Discount Notes	0.000%	8/03/20	N/R	$ 1,389,000
$ 1,389	Total Short-Term Investments (cost $1,389,000)				1,389,000
	Total Investments (cost $78,895,148) – 100.9%				81,585,605
	Other Assets Less Liabilities – (0.9)%				(740,194)
	Net Assets – 100%				$ 80,845,411
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	The Fund uses credit quality ratings for its portfolio securities provided by Moody's, S&P and Fitch. If all three of Moody's, S&P, and Fitch provide a rating for a security, an average of the ratings is used; if two of the three agencies rate a security, an average of the two is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. Holdings designated N/R are not rated by Moody's, S&P or Fitch. Ratings are not covered by the report of independent registered public accounting firm.
(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(4)	Principal Amount (000) rounds to less than $1,000.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 99.1%
	CORPORATE DEBT – 42.9%
	Financials – 20.5%
$ 200	AerCap Ireland Capital DAC / AerCap Global Aviation Trust	4.875%	1/16/24	BBB	$203,164
200	Air Lease Corp	2.250%	1/15/23	BBB	197,699
81	Aircastle Ltd	4.400%	9/25/23	BBB	80,314
85	Ally Financial Inc	3.875%	5/21/24	BBB-	90,815
167	American Express Co	3.400%	2/22/24	A	182,583
81	American International Group Inc	4.125%	2/15/24	BBB+	90,620
85	Anthem Inc	2.375%	1/15/25	A	90,917
85	Aon Corp	2.200%	11/15/22	A-	88,298
74	Ares Capital Corp	3.250%	7/15/25	BBB	73,458
364	Bank of America Corp	3.458%	3/15/25	A+	397,072
107	Bank of Montreal	3.300%	2/05/24	AA-	116,851
140	Bank of New York Mellon Corp	3.450%	8/11/23	AA-	152,337
66	Bank of Nova Scotia	3.400%	2/11/24	AA-	72,157
200	Barclays PLC	3.932%	5/07/25	A	218,565
33	BlackRock Inc	4.250%	5/24/21	AA-	34,060
59	Canadian Imperial Bank of Commerce	3.100%	4/02/24	AA-	63,777
181	Capital One Financial Corp	4.750%	7/15/21	A-	188,450
208	Capital One Financial Corp	3.300%	10/30/24	A-	226,968
273	Citigroup Inc	4.044%	6/01/24	A	297,019
71	Citizens Financial Group Inc	2.375%	7/28/21	BBB+	72,259
250	Credit Suisse Group Funding Guernsey Ltd	3.800%	9/15/22	A-	265,702
200	Deutsche Bank AG/New York NY	3.700%	5/30/24	BBB	211,295
100	Discover Bank	3.350%	2/06/23	BBB+	106,189
86	Fifth Third Bancorp	2.600%	6/15/22	A-	89,156
160	Goldman Sachs Group Inc	3.625%	2/20/24	A	175,138
200	HSBC Holdings PLC	3.600%	5/25/23	A+	214,626
66	Humana Inc	2.900%	12/15/22	BBB+	69,504
85	Jefferies Group LLC	5.125%	1/20/23	BBB	92,699
218	JPMorgan Chase & Co	3.797%	7/23/24	AA-	237,587
134	JPMorgan Chase & Co	2.005%	3/13/26	AA-	139,821
86	Marsh & McLennan Cos Inc	3.875%	3/15/24	A-	95,634
85	MetLife Inc	3.600%	4/10/24	A-	94,563
140	Mitsubishi UFJ Financial Group Inc	3.761%	7/26/23	A1	152,252
118	Morgan Stanley	2.625%	11/17/21	A	121,386
167	Morgan Stanley	3.700%	10/23/24	A	186,611

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Financials (continued)
$ 400	Natwest Group PLC	4.269%	3/22/25	A	$440,478
200	Nomura Holdings Inc	2.648%	1/16/25	BBB+	210,175
40	Northern Trust Corp	3.375%	8/23/21	A+	41,336
66	PNC Financial Services Group Inc	3.300%	3/08/22	A+	68,930
51	Prudential Financial Inc	5.625%	6/15/43	BBB+	55,229
51	Prudential Financial Inc	5.200%	3/15/44	BBB+	53,880
59	Sabra Health Care LP	4.800%	6/01/24	BBB-	59,840
81	Santander Holdings USA Inc	3.500%	6/07/24	BBB+	86,822
44	SL Green Realty Corp	4.500%	12/01/22	BBB	45,337
85	State Street Corp	3.700%	11/20/23	AA-	94,338
31	Stifel Financial Corp	3.500%	12/01/20	BBB	31,175
140	Sumitomo Mitsui Financial Group Inc	3.748%	7/19/23	A1	152,120
70	Synchrony Financial	2.850%	7/25/22	BBB-	71,589
100	Synchrony Financial	4.375%	3/19/24	BBB-	106,425
77	Toronto-Dominion Bank	2.650%	6/12/24	Aa3	82,982
71	Trinity Acquisition PLC	4.625%	8/15/23	BBB	78,019
126	Truist Bank	3.689%	8/02/24	A+	136,988
79	US Bancorp	2.625%	1/24/22	A+	81,519
105	Wells Fargo & Co	3.500%	3/08/22	A+	109,876
141	Wells Fargo & Co	3.750%	1/24/24	A+	154,524
6,872	Total Financials				7,351,128
	Industrial – 9.8%
91	AbbVie Inc	3.750%	11/14/23	BBB+	99,865
85	AbbVie Inc, 144A	2.600%	11/21/24	BBB+	90,899
85	Altria Group Inc	2.350%	5/06/25	A3	90,418
70	American Tower Corp	2.400%	3/15/25	BBB+	74,904
85	Amgen Inc	1.900%	2/21/25	A-	89,584
85	Anheuser-Busch InBev Finance Inc	3.700%	2/01/24	BBB+	93,848
70	BAT Capital Corp	2.789%	9/06/24	BBB+	74,696
84	Becton Dickinson and Co	3.125%	11/08/21	BBB	86,691
85	Boeing Co	4.875%	5/01/25	Baa2	91,983
86	Bristol-Myers Squibb Co	2.750%	2/15/23	A+	90,953
70	Broadcom Inc, 144A	4.110%	9/15/28	BBB-	79,072
44	Bunge Ltd Finance Corp	3.000%	9/25/22	BBB	45,749
70	Carrier Global Corp, 144A	2.242%	2/15/25	BBB	73,120
59	Charter Communications Operating LLC / Charter Communications Operating Capital	4.500%	2/01/24	BBB-	65,498
85	Cigna Corp	3.750%	7/15/23	A-	92,610
74	Constellation Brands Inc	2.650%	11/07/22	BBB	77,285
141	CVS Health Corp	2.625%	8/15/24	BBB	151,620
99	Dell International LLC / EMC Corp, 144A	5.450%	6/15/23	BBB-	109,084

Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA) (continued)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 70	Dominion Energy Gas Holdings LLC	2.500%	11/15/24	BBB+	$75,134
74	Energy Transfer Operating LP	4.250%	3/15/23	BBB-	77,427
85	Equifax Inc	2.600%	12/15/25	BBB	91,158
84	Fortive Corp	2.350%	6/15/21	Baa1	85,327
251	General Motors Financial Co Inc	4.375%	9/25/21	BBB	259,555
59	Global Payments Inc	4.000%	6/01/23	BBB-	64,244
59	Hewlett Packard Enterprise Co	3.500%	10/05/21	BBB+	60,869
70	Keurig Dr Pepper Inc	4.057%	5/25/23	BBB	76,617
85	Kinder Morgan, Inc	0.043%	9/01/24	BBB	94,867
85	LYB International Finance III LLC	2.875%	5/01/25	Baa1	91,919
85	Marriott International Inc/MD	5.750%	5/01/25	BBB-	94,420
40	McDonald's Corp	2.625%	1/15/22	BBB+	41,307
85	Moody's Corp	3.750%	3/24/25	BBB+	96,644
74	Mosaic Co	3.250%	11/15/22	BBB-	76,345
40	Norfolk Southern Corp	3.250%	12/01/21	BBB+	41,212
70	ONEOK Inc	2.750%	9/01/24	BBB	71,218
31	Quest Diagnostics Inc	4.700%	4/01/21	BBB+	31,816
31	Roper Technologies Inc	2.800%	12/15/21	BBB+	31,932
70	Ryder System Inc	2.500%	9/01/24	BBB+	73,696
85	Sabine Pass Liquefaction LLC	0.056%	3/01/25	BBB-	98,645
30	Southern Natural Gas Co LLC / Southern Natural Issuing Corp	4.400%	6/15/21	BBB+	30,705
59	Union Pacific Corp	3.150%	3/01/24	A-	64,182
85	Verizon Communications Inc	5.150%	9/15/23	A-	97,063
85	Williams Cos Inc	3.900%	1/15/25	BBB	93,193
31	Xylem Inc/NY	4.875%	10/01/21	BBB	32,542
3,291	Total Industrial				3,529,916
	Utility – 12.6%
81	Ameren Corp	2.500%	9/15/24	Baa1	86,731
118	American Water Capital Corp	3.850%	3/01/24	A	130,684
85	Avangrid Inc	3.150%	12/01/24	Baa1	92,804
85	Black Hills Corp	4.250%	11/30/23	BBB+	93,014
70	CenterPoint Energy Inc	2.500%	9/01/24	BBB	74,718
83	CenterPoint Energy Resources Corp	3.550%	4/01/23	A3	89,298
70	CMS Energy Corp	3.875%	3/01/24	Baa1	76,765
48	Consolidated Edison Inc	2.000%	5/15/21	BBB+	48,555
44	Dominion Energy Inc	4.104%	4/01/21	BBB	44,975
81	Dominion Energy Inc	3.071%	8/15/24	BBB	87,979
257	DTE Energy Co	3.500%	6/01/24	BBB	280,423
259	Duke Energy Carolinas LLC	3.050%	3/15/23	Aa2	276,373
85	Edison International	4.950%	4/15/25	BBB-	94,549

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Utility (continued)
$ 70	Entergy Gulf States Louisiana LLC	5.590%	10/01/24	A	$83,732
169	Entergy Louisiana LLC	5.400%	11/01/24	A	200,388
109	Evergy Inc	2.450%	9/15/24	BBB+	116,531
66	Eversource Energy	2.500%	3/15/21	BBB+	66,738
70	Eversource Energy	2.750%	3/15/22	BBB+	72,599
199	Exelon Corp	3.497%	6/01/22	BBB	208,381
134	FirstEnergy Corp	2.050%	3/01/25	BBB	135,894
266	Georgia Power Co	2.200%	9/15/24	A-	281,686
74	ITC Holdings Corp	2.700%	11/15/22	BBB+	77,363
44	National Rural Utilities Cooperative Finance Corp	3.050%	2/15/22	A1	45,468
40	NextEra Energy Capital Holdings Inc	4.500%	6/01/21	A-	40,922
84	NextEra Energy Capital Holdings Inc	2.800%	1/15/23	A-	88,302
85	NextEra Energy Capital Holdings Inc	2.750%	5/01/25	A-	92,987
167	Oncor Electric Delivery Co LLC	2.750%	6/01/24	A+	180,658
58	PacifiCorp	2.950%	2/01/22	A+	59,946
134	PacifiCorp	3.600%	4/01/24	A+	146,699
100	Pinnacle West Capital Corp	1.300%	6/15/25	A3	102,484
85	PPL Capital Funding Inc	3.950%	3/15/24	BBB+	92,596
354	PSEG Power LLC	3.850%	6/01/23	BBB+	383,852
143	Sempra Energy	2.900%	2/01/23	BBB+	151,047
85	Sempra Energy	3.550%	6/15/24	BBB+	93,136
62	Southern California Edison Co	1.845%	2/01/22	A-	61,917
61	Southern California Edison Co	3.400%	6/01/23	A-	65,136
110	Southern Co	2.350%	7/01/21	BBB+	111,759
75	Virginia Electric and Power Co	2.950%	1/15/22	A2	77,165
4,210	Total Utility				4,514,254
$ 14,373	Total Corporate Debt (cost $14,676,846)				15,395,298

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SECURITIZED – 30.1%
$ 100	BENCHMARK 2018-B1 Mortgage Trust	3.571%	1/15/51	AAA	$103,945
466	CarMax Auto Owner Trust	3.130%	6/15/23	AAA	475,756
95	Carmax Auto Owner Trust 2020-1	1.890%	12/16/24	AAA	97,957
120	COMM 2012-CCRE1 Mortgage Trust	3.912%	5/15/45	Aaa	123,838
549	COMM 2014-CCRE16 Mortgage Trust	3.775%	4/10/47	AAA	589,493
250	Discover Card Execution Note Trust	3.110%	1/16/24	AAA	256,728
416	Fannie Mae Pool BM3087	4.000%	12/01/32	N/R	441,223
169	Fannie Mae Pool MA3392	3.500%	6/01/33	N/R	177,422
121	Fannie Mae Pool MA3490	4.000%	10/01/33	N/R	128,165

Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA) (continued)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
$ 307	Fannie Mae Pool MA3798	3.000%	10/01/34	N/R	$322,146
79	Fannie Mae Pool MA3828	3.000%	11/01/34	N/R	83,406
88	Fannie Mae Pool MA3897	3.000%	1/01/35	N/R	91,804
273	Fannie Mae Pool MA3930	2.500%	2/01/35	N/R	286,888
1,323	Fannie Mae Pool MA4012	2.000%	5/01/35	N/R	1,376,996
1,450	Fannie Mae Pool MA4123, (WI/DD)	2.000%	8/01/35	N/R	1,509,324
600	Ford Credit Auto Owner Trust 2016-REV1, 144A	2.310%	8/15/27	AAA	605,453
500	Ford Credit Floorplan Master Owner Trust A	2.440%	9/15/26	AAA	523,829
251	Freddie Mac Gold Pool G18642	3.500%	4/01/32	N/R	265,004
700	Freddie Mac Multifamily Structured Pass Through Certificates	3.205%	3/25/25	AAA	777,131
973	Freddie Mac Pool SB8040	2.500%	4/01/35	N/R	1,021,528
100	GM Financial Automobile Leasing Trust 2018-3	3.300%	7/20/22	AAA	101,060
300	GS Mortgage Securities Trust 2019-GC38	3.872%	2/10/52	AAA	323,967
200	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16	4.166%	12/15/46	Aaa	217,698
50	MMAF Equipment Finance LLC 2019-A, 144A	2.930%	3/10/26	Aaa	53,222
250	Synchrony Credit Card Master Note Trust	2.210%	5/15/24	AAA	253,086
150	Verizon Owner Trust 2019-A	2.930%	9/20/23	AAA	154,151
150	Wells Fargo Commercial Mortgage Trust 2016-C32	3.324%	1/15/59	Aaa	158,796
118	WFRBS Commercial Mortgage Trust 2012-C7	4.090%	6/15/45	Aaa	122,643
140	WFRBS Commercial Mortgage Trust 2013-C12	3.863%	3/15/48	AA	145,637
$ 10,288	Total Securitized (cost $10,639,953)				10,788,296

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. TREASURY – 26.1%
$ 336	United States Treasury Note/Bond	1.875%	2/28/22	Aaa	$345,266
268	United States Treasury Note/Bond	2.125%	5/15/22	Aaa	277,547
633	United States Treasury Note/Bond	1.750%	6/30/22	Aaa	652,559
2,884	United States Treasury Note/Bond	1.375%	10/15/22	Aaa	2,963,648
211	United States Treasury Note/Bond	2.000%	10/31/22	Aaa	219,893
128	United States Treasury Note/Bond	2.000%	11/30/22	Aaa	133,595
337	United States Treasury Note/Bond	2.375%	1/31/23	Aaa	355,917
542	United States Treasury Note/Bond	2.500%	3/31/23	Aaa	576,298
820	United States Treasury Note/Bond	2.750%	4/30/23	Aaa	879,034
113	United States Treasury Note/Bond	2.875%	11/30/23	Aaa	123,272
113	United States Treasury Note/Bond	2.500%	1/31/24	Aaa	122,252
332	United States Treasury Note/Bond	1.750%	6/30/24	Aaa	352,491
70	United States Treasury Note/Bond	1.250%	8/31/24	Aaa	73,063
1,681	United States Treasury Note/Bond	1.375%	1/31/25	Aaa	1,769,843
167	United States Treasury Note/Bond	0.375%	4/30/25	Aaa	168,350

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
$ 350	United States Treasury Note/Bond - When Issued	0.250%	5/31/25	N/R	$ 350,779
$ 8,985	Total U.S. Treasury (cost $9,210,031)				9,363,807
	Total Long-Term Investments (cost $34,526,830)				35,547,401

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 1.5%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.5%
$ 538	Federal Agricultural Mortgage Corp Discount Notes	0.000%	8/03/20	N/R	$ 538,000
$ 538	Total Short-Term Investments (cost $538,000)				538,000
	Total Investments (cost $35,064,830) – 100.6%				36,085,401
	Other Assets Less Liabilities – (0.6)%				(231,713)
	Net Assets – 100%				$ 35,853,688
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	The Fund uses credit quality ratings for its portfolio securities provided by Moody's, S&P and Fitch. If all three of Moody's, S&P, and Fitch provide a rating for a security, an average of the ratings is used; if two of the three agencies rate a security, an average of the two is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. Holdings designated N/R are not rated by Moody's, S&P or Fitch. Ratings are not covered by the report of independent registered public accounting firm.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Nuveen ESG High Yield Corporate Bond ETF (NUHY)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 97.8%
	CORPORATE DEBT – 97.8%
	Financials – 9.0%
$ 360	Brookfield Property REIT Inc / BPR Cumulus LLC / BPR Nimbus LLC / GGSI Sellco LL, 144A	5.750%	5/15/26	BB+	$302,425
260	Centene Corp	4.750%	1/15/25	BBB-	269,443
470	Centene Corp, 144A	5.375%	6/01/26	BBB-	502,623
60	Centene Corp, 144A	5.375%	8/15/26	BBB-	64,200
750	Centene Corp	4.625%	12/15/29	BBB-	836,445
130	ESH Hospitality Inc, 144A	5.250%	5/01/25	BB-	132,798
300	Icahn Enterprises LP / Icahn Enterprises Finance Corp	6.250%	2/01/22	BB+	306,090
630	Intesa Sanpaolo SpA, 144A	5.710%	1/15/26	BB+	685,714
330	LPL Holdings Inc, 144A	5.750%	9/15/25	BB	343,200
110	MPT Operating Partnership LP / MPT Finance Corp	5.000%	10/15/27	BBB-	117,975
210	MPT Operating Partnership LP / MPT Finance Corp	4.625%	8/01/29	BBB-	221,877
820	Nationstar Mortgage Holdings Inc, 144A	9.125%	7/15/26	B	891,996
400	UniCredit SpA, 144A	5.459%	6/30/35	Baa3	413,097
4,830	Total Financials				5,087,883
	Industrial – 88.3%
750	1011778 BC ULC / New Red Finance Inc, 144A	3.875%	1/15/28	BB+	779,767
130	Air Methods Corp, 144A	8.000%	5/15/25	CCC	91,325
200	Altice France Holding SA, 144A	6.000%	2/15/28	CCC+	199,758
150	AmeriGas Partners LP / AmeriGas Finance Corp	5.625%	5/20/24	BB	161,250
170	AmeriGas Partners LP / AmeriGas Finance Corp	5.500%	5/20/25	BB	183,600
90	AmeriGas Partners LP / AmeriGas Finance Corp	5.875%	8/20/26	BB	99,311
170	Antero Midstream Partners LP / Antero Midstream Finance Corp	5.375%	9/15/24	B+	154,214
170	Antero Midstream Partners LP / Antero Midstream Finance Corp, 144A	5.750%	3/01/27	B+	148,492
170	Aramark Services Inc, 144A	5.000%	4/01/25	BB-	174,675
400	Aramark Services Inc, 144A	5.000%	2/01/28	BB-	402,500
500	Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, 144A	5.250%	8/15/27	B	523,385
100	ASGN Inc, 144A	4.625%	5/15/28	BB-	102,250
130	Atento Luxco 1 SA, 144A	6.125%	8/10/22	Ba3	120,901
260	Beacon Roofing Supply Inc, 144A	4.875%	11/01/25	B-	254,506
70	Bombardier Inc, 144A	8.750%	12/01/21	B	70,000
270	Bombardier Inc, 144A	7.500%	12/01/24	CCC	218,700
90	Bombardier Inc, 144A	7.500%	3/15/25	B	72,675
280	Bombardier Inc, 144A	7.875%	4/15/27	B	222,600
250	Camelot Finance SA, 144A	4.500%	11/01/26	B	258,750

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 240	Catalent Pharma Solutions Inc, 144A	5.000%	7/15/27	B+	$255,389
110	Cengage Learning Inc, 144A	9.500%	6/15/24	CCC	72,050
200	Century Communities Inc	6.750%	6/01/27	B+	213,588
210	Chemours Co	6.625%	5/15/23	B1	210,000
100	Cheniere Energy Partners LP	5.250%	10/01/25	BB	102,500
470	Cheniere Energy Partners LP	5.625%	10/01/26	BB	496,437
150	Clean Harbors Inc, 144A	4.875%	7/15/27	BB+	159,016
340	Clear Channel Worldwide Holdings Inc	9.250%	2/15/24	CCC	306,000
300	CommScope Inc, 144A	5.500%	3/01/24	Ba3	311,556
640	CommScope Inc, 144A	6.000%	3/01/26	Ba3	682,797
240	CommScope Inc, 144A	8.250%	3/01/27	B-	258,816
360	CommScope Technologies LLC, 144A	6.000%	6/15/25	B-	367,812
210	CommScope Technologies LLC, 144A	5.000%	3/15/27	B-	202,826
120	Cornerstone Building Brands Inc, 144A	8.000%	4/15/26	B-	123,750
360	Coty Inc, 144A	6.500%	4/15/26	B-	280,847
130	Darling Ingredients Inc, 144A	5.250%	4/15/27	BB+	138,775
130	DCP Midstream Operating LP	5.375%	7/15/25	BB+	136,893
100	Delphi Technologies PLC, 144A	5.000%	10/01/25	BB	110,350
260	Diamond Sports Group LLC / Diamond Sports Finance Co, 144A	5.375%	8/15/26	BB-	200,218
102	Dun & Bradstreet Corp, 144A	10.250%	2/15/27	BB-	115,814
360	Elanco Animal Health Inc	5.022%	8/28/23	BB+	396,900
290	Encompass Health Corp	4.500%	2/01/28	B+	303,050
1,280	Encompass Health Corp	4.750%	2/01/30	B+	1,352,474
240	Energizer Gamma Acquisition Inc	6.375%	7/15/26	B+	255,600
300	Energizer Holdings Inc, 144A	7.750%	1/15/27	B+	333,060
220	EnLink Midstream Partners LP	4.150%	6/01/25	BB+	176,264
160	Entegris Inc, 144A	4.625%	2/10/26	BB	166,259
350	Gap Inc, 144A	8.875%	5/15/27	BB	391,125
140	Gates Global LLC / Gates Corp, 144A	6.250%	1/15/26	B	146,650
290	Gogo Intermediate Holdings LLC / Gogo Finance Co Inc, 144A	9.875%	5/01/24	B3	267,525
50	Gray Television Inc, 144A	5.875%	7/15/26	BB-	51,731
150	Gray Television Inc, 144A	7.000%	5/15/27	BB-	163,875
440	Greif Inc, 144A	6.500%	3/01/27	BB-	467,500
130	GrubHub Holdings Inc, 144A	5.500%	7/01/27	BB-	135,687
220	Hanesbrands Inc, 144A	4.625%	5/15/24	BB	232,694
400	Hanesbrands Inc, 144A	4.875%	5/15/26	BB	436,000
130	HCA Inc	5.375%	2/01/25	Ba2	146,575
110	HCA Inc	5.875%	2/15/26	Ba2	128,733
900	HCA Inc	3.500%	9/01/30	Ba2	945,913
190	HD Supply Inc, 144A	5.375%	10/15/26	Ba2	199,109
510	Herc Holdings Inc, 144A	5.500%	7/15/27	B+	539,325

Nuveen ESG High Yield Corporate Bond ETF (NUHY) (continued)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 210	Hilton Domestic Operating Co Inc	4.250%	9/01/24	BB	$212,100
340	Hilton Domestic Operating Co Inc	5.125%	5/01/26	BB	351,900
260	Hilton Domestic Operating Co Inc	4.875%	1/15/30	BB	272,350
130	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp	4.625%	4/01/25	BB	132,113
130	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp	4.875%	4/01/27	BB	135,038
240	Hologic Inc, 144A	4.375%	10/15/25	BB-	246,000
190	Hughes Satellite Systems Corp	5.250%	8/01/26	BBB-	208,597
50	Hughes Satellite Systems Corp	6.625%	8/01/26	BB	55,625
410	IAA Inc, 144A	5.500%	6/15/27	BB-	437,162
1,050	iHeartCommunications Inc	8.375%	5/01/27	CCC+	1,048,351
240	Iron Mountain Inc, 144A	4.875%	9/15/27	BB-	249,300
210	Iron Mountain Inc, 144A	5.250%	3/15/28	BB-	220,500
400	Iron Mountain Inc, 144A	4.875%	9/15/29	BB-	416,700
270	KAR Auction Services Inc, 144A	5.125%	6/01/25	B-	271,350
700	Kraft Heinz Foods Co	3.000%	6/01/26	Baa3	740,466
550	Kraft Heinz Foods Co	4.625%	1/30/29	Baa3	626,633
190	Laureate Education Inc, 144A	8.250%	5/01/25	BB-	203,300
190	Lennar Corp	4.750%	11/29/27	Baa2	217,075
250	Macy's Inc, 144A	8.375%	6/15/25	Ba1	261,105
190	Marriott Ownership Resorts Inc / ILG LLC	6.500%	9/15/26	B1	194,750
150	Masonite International Corp, 144A	5.375%	2/01/28	BB+	159,750
1,100	MEDNAX Inc, 144A	6.250%	1/15/27	B+	1,163,250
100	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc	5.625%	5/01/24	BB+	108,500
60	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc	5.750%	2/01/27	BB+	64,950
210	Michaels Stores Inc, 144A	8.000%	7/15/27	B2	198,383
1,030	Navistar International Corp, 144A	6.625%	11/01/25	B3	1,055,750
250	NCL Corp Ltd, 144A	10.250%	2/01/26	BB	246,875
220	NCR Corp, 144A	5.750%	9/01/27	BB-	227,150
240	NCR Corp, 144A	6.125%	9/01/29	BB-	262,908
70	Netflix Inc	4.375%	11/15/26	BB	77,727
110	Netflix Inc	4.875%	4/15/28	BB	127,866
130	Netflix Inc	5.875%	11/15/28	BB	160,550
220	Netflix Inc	6.375%	5/15/29	BB	279,400
70	Netflix Inc, 144A	5.375%	11/15/29	BB	84,788
250	Newell Brands Inc	4.875%	6/01/25	BB+	271,875
100	Nielsen Co Luxembourg SARL, 144A	0.050%	2/01/25	BB-	102,627
360	Nokia Oyj	4.375%	6/12/27	BBB-	384,300
220	NortonLifeLock Inc, 144A	5.000%	4/15/25	BB+	226,072
150	OCI NV, 144A	6.625%	4/15/23	BB	155,599
370	Open Text Corp, 144A	5.875%	6/01/26	BB	393,014
400	Outfront Media Capital LLC / Outfront Media Capital Corp, 144A	5.000%	8/15/27	B+	391,648

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 220	Parkland Corp/Canada, 144A	6.000%	4/01/26	BB	$233,244
110	Parkland Corp/Canada, 144A	5.875%	7/15/27	BB	116,600
70	PBF Holding Co LLC / PBF Finance Corp	7.250%	6/15/25	BB	63,350
350	Performance Food Group Inc, 144A	5.500%	10/15/27	B+	361,375
600	Post Holdings Inc, 144A	5.625%	1/15/28	B+	655,680
1,450	Prime Security Services Borrower LLC / Prime Finance Inc, 144A	6.250%	1/15/28	B-	1,511,625
300	PulteGroup, Inc	0.050%	1/15/27	BB+	343,980
90	Qorvo Inc	5.500%	7/15/26	BB+	96,596
130	Ritchie Bros Auctioneers Inc, 144A	5.375%	1/15/25	BB+	134,523
150	Rite Aid Corp, 144A	8.000%	11/15/26	BB-	154,485
210	Sabre GLBL Inc, 144A	5.375%	4/15/23	Ba3	206,062
70	Sabre GLBL Inc, 144A	5.250%	11/15/23	Ba3	68,688
170	Sally Holdings LLC / Sally Capital Inc	5.625%	12/01/25	Ba3	174,462
420	SBA Communications Corp	4.000%	10/01/22	BB-	425,670
400	SBA Communications Corp	4.875%	9/01/24	BB-	411,000
130	Select Medical Corp, 144A	6.250%	8/15/26	B-	140,075
240	Sensata Technologies UK Financing Co PLC, 144A	6.250%	2/15/26	BB+	252,624
110	Service Corp International/US	4.625%	12/15/27	BB	116,875
170	Service Corp International/US	5.125%	6/01/29	BB	187,850
750	ServiceMaster Co LLC, 144A	5.125%	11/15/24	BB-	772,500
150	Signature Aviation US Holdings Inc, 144A	5.375%	5/01/26	BB	155,686
170	Sirius XM Radio Inc, 144A	3.875%	8/01/22	BB	173,187
280	Sirius XM Radio Inc, 144A	4.625%	7/15/24	BB	294,840
210	Sirius XM Radio Inc, 144A	5.375%	7/15/26	BB	221,275
300	Sirius XM Radio Inc, 144A	5.000%	8/01/27	BB	319,746
260	Sirius XM Radio Inc, 144A	5.500%	7/01/29	BB	289,575
136	Six Flags Entertainment Corp, 144A	5.500%	4/15/27	B-	128,520
200	Sotheby's, 144A	7.375%	10/15/27	B+	202,000
250	Spirit AeroSystems Inc, 144A	7.500%	4/15/25	Ba2	245,700
200	Summit Materials LLC / Summit Materials Finance Corp	6.125%	7/15/23	BB	200,120
70	Sunoco LP / Sunoco Finance Corp	4.875%	1/15/23	BB	71,138
70	Sunoco LP / Sunoco Finance Corp	6.000%	4/15/27	BB	73,850
30	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp, 144A	5.500%	9/15/24	BB	28,772
70	Targa Resources Partners LP / Targa Resources Partners Finance Corp	6.500%	7/15/27	BB	74,900
70	Targa Resources Partners LP / Targa Resources Partners Finance Corp	5.000%	1/15/28	BB	71,400
70	Targa Resources Partners LP / Targa Resources Partners Finance Corp	6.875%	1/15/29	BB	78,968
400	TEGNA Inc, 144A	5.000%	9/15/29	BB-	403,248
260	Tenet Healthcare Corp	6.750%	6/15/23	B-	274,300
300	Tenet Healthcare Corp	4.625%	7/15/24	BB-	305,250
110	Tenet Healthcare Corp, 144A	4.625%	9/01/24	BB-	112,475
90	Tenet Healthcare Corp	5.125%	5/01/25	B1	92,585

Nuveen ESG High Yield Corporate Bond ETF (NUHY) (continued)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 380	Tenet Healthcare Corp, 144A	4.875%	1/01/26	BB-	$397,465
280	Tenet Healthcare Corp, 144A	5.125%	11/01/27	BB-	297,150
260	Tenneco Inc	5.000%	7/15/26	B-	174,200
340	Tervita Corp, 144A	7.625%	12/01/21	B3	268,600
380	Tesla Inc, 144A	5.300%	8/15/25	B+	393,300
300	TransDigm Inc	6.375%	6/15/26	B-	294,108
520	Trinseo Materials Operating SCA / Trinseo Materials Finance Inc, 144A	5.375%	9/01/25	B	513,500
170	Under Armour Inc	3.250%	6/15/26	BB	158,737
130	United Rentals North America Inc	5.500%	7/15/25	BB-	133,718
110	United Rentals North America Inc	4.625%	10/15/25	BB-	113,163
170	United Rentals North America Inc	5.875%	9/15/26	BB-	181,475
190	United Rentals North America Inc	6.500%	12/15/26	BB-	210,900
300	United Rentals North America Inc	4.875%	1/15/28	BB-	322,125
180	United Rentals North America Inc	5.250%	1/15/30	BB-	197,100
90	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A	7.125%	12/15/24	CCC-	84,825
320	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC, 144A	7.875%	2/15/25	B	336,800
90	Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC, 144A	6.000%	4/15/23	B	90,450
190	Uniti Group LP / Uniti Group Finance Inc / CSL Capital LLC	8.250%	10/15/23	CCC-	184,300
400	UPC Holding BV, 144A	5.500%	1/15/28	B	406,000
150	US Concrete Inc	6.375%	6/01/24	BB-	153,000
1,170	US Foods Inc, 144A	5.875%	6/15/24	BB-	1,167,812
300	USA Compression Partners LP / USA Compression Finance Corp	6.875%	4/01/26	BB-	307,500
170	USA Compression Partners LP / USA Compression Finance Corp	6.875%	9/01/27	BB-	173,789
300	VEON Holdings BV	7.250%	4/26/23	BBB-	332,125
130	VeriSign Inc	5.250%	4/01/25	BBB-	148,200
70	VeriSign Inc	4.750%	7/15/27	BBB-	76,005
320	VICI Properties LP / VICI Note Co Inc, 144A	3.750%	2/15/27	BB	322,400
400	VICI Properties LP / VICI Note Co Inc, 144A	4.625%	12/01/29	BB	419,120
400	Virgin Media Finance PLC, 144A	5.000%	7/15/30	B	417,936
350	Virgin Media Secured Finance PLC, 144A	5.500%	5/15/29	BB+	381,500
700	Vodafone Group PLC	7.000%	4/04/79	BB+	842,201
130	Wyndham Hotels & Resorts Inc, 144A	5.375%	4/15/26	Ba2	132,600
170	XPO Logistics Inc, 144A	6.500%	6/15/22	BB-	170,425
300	Yum! Brands Inc, 144A	4.750%	1/15/30	B+	325,500
340	Ziggo Bond Co BV, 144A	6.000%	1/15/27	B-	360,400
48,028	Total Industrial				49,596,767
	Utility – 0.5%
160	Drax Finco PLC, 144A	6.625%	11/01/25	BB+	166,800

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Utility (continued)
$ 100	Enviva Partners LP / Enviva Partners Finance Corp, 144A	6.500%	1/15/26	BB-	$ 107,750
260	Total Utility				274,550
$ 53,118	Total Corporate Debt (cost $54,219,347)				54,959,200
	Total Long-Term Investments (cost $54,219,347)				54,959,200

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 1.1%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 1.1%
$ 641	Federal Agricultural Mortgage Corp Discount Notes	0.000%	8/03/20	N/R	$ 641,000
$ 641	Total Short-Term Investments (cost $641,000)				641,000
	Total Investments (cost $54,860,347) – 98.9%				55,600,200
	Other Assets Less Liabilities – 1.1%				595,175
	Net Assets – 100%				$ 56,195,375
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	The Fund uses credit quality ratings for its portfolio securities provided by Moody's, S&P and Fitch. If all three of Moody's, S&P, and Fitch provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. Holdings designated N/R are not rated by Moody's, S&P or Fitch. Ratings are not covered by the report of independent registered public accounting firm.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
REIT	Real Estate Investment Trust

Nuveen ESG U.S. Aggregate Bond ETF (NUBD)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 99.2%
	U.S. TREASURY – 37.2%
$ 2,500	United States Treasury Note/Bond	0.125%	6/30/22	Aaa	$2,500,098
9,205	United States Treasury Note/Bond	1.875%	9/30/22	Aaa	9,554,502
1,248	United States Treasury Note/Bond	2.750%	7/31/23	Aaa	1,345,793
1,346	United States Treasury Note/Bond	2.875%	11/30/23	Aaa	1,468,349
1,411	United States Treasury Note/Bond	2.500%	1/31/24	Aaa	1,526,526
1,814	United States Treasury Note/Bond	2.250%	4/30/24	Aaa	1,955,577
4,872	United States Treasury Note/Bond	2.000%	5/31/24	Aaa	5,214,562
262	United States Treasury Note/Bond	1.250%	8/31/24	Aaa	273,462
3,090	United States Treasury Note/Bond	2.125%	9/30/24	Aaa	3,339,735
1,454	United States Treasury Note/Bond	2.125%	11/30/24	Aaa	1,575,205
2,824	United States Treasury Note/Bond	1.375%	1/31/25	Aaa	2,973,253
900	United States Treasury Note/Bond	0.500%	6/30/27	Aaa	906,891
2,186	United States Treasury Note/Bond	2.250%	8/15/27	Aaa	2,468,301
888	United States Treasury Note/Bond	2.250%	11/15/27	Aaa	1,005,556
2,344	United States Treasury Note/Bond	2.750%	2/15/28	Aaa	2,748,981
1,470	United States Treasury Note/Bond	2.375%	5/15/29	Aaa	1,708,703
514	United States Treasury Note/Bond	1.625%	8/15/29	Aaa	565,300
1,000	United States Treasury Note/Bond	0.625%	5/15/30	Aaa	1,008,281
1,964	United States Treasury Note/Bond	2.750%	8/15/42	Aaa	2,615,802
4,571	United States Treasury Note/Bond	2.750%	8/15/47	Aaa	6,240,129
2,300	United States Treasury Note/Bond	1.250%	5/15/50	Aaa	2,330,277
1,500	United States Treasury Note/Bond - When Issued	0.250%	5/31/25	N/R	1,503,340
$ 49,663	Total U.S. Treasury (cost $50,892,171)				54,828,623

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SECURITIZED – 28.8%
$ 500	BBCMS Mortgage Trust 2020-C6	2.690%	2/15/53	AAA	$526,599
367	Capital One Multi-Asset Execution Trust	1.720%	8/15/24	AAA	377,367
95	Carmax Auto Owner Trust 2020-1	1.890%	12/16/24	AAA	97,957
100	Citibank Credit Card Issuance Trust	3.290%	5/23/25	AAA	108,348
500	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	Aaa	540,953
723	Fannie Mae Pool MA2941	3.500%	3/01/32	N/R	762,452
1,110	Fannie Mae Pool MA3120	3.500%	9/01/47	Aaa	1,173,721
2,471	Fannie Mae Pool MA3143	3.000%	9/01/47	N/R	2,617,404
252	Fannie Mae Pool MA3392	3.500%	6/01/33	N/R	264,768

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
$ 533	Fannie Mae Pool MA3490	4.000%	10/01/33	N/R	$563,924
459	Fannie Mae Pool MA3536	4.000%	12/01/48	Aaa	486,319
689	Fannie Mae Pool MA3574	3.500%	1/01/49	N/R	725,352
4,294	Fannie Mae Pool MA3774	3.000%	9/01/49	Aaa	4,546,586
199	Fannie Mae Pool MA3828	3.000%	11/01/34	N/R	208,515
420	Fannie Mae Pool MA3865	3.000%	12/01/34	N/R	440,471
2,545	Fannie Mae Pool MA3905	3.000%	1/01/50	N/R	2,694,943
551	Fannie Mae Pool MA3957	3.500%	3/01/35	N/R	579,463
5,729	Fannie Mae Pool MA3960	3.000%	3/01/50	N/R	6,065,689
1,193	Fannie Mae Pool MA4074, (WI/DD)	2.000%	7/01/35	N/R	1,241,918
4,541	Fannie Mae Pool MA4077	2.000%	7/01/50	N/R	4,701,096
955	Fannie Mae Pool MA4096, (WI/DD)	2.500%	8/01/50	N/R	1,003,052
250	Fannie Mae-Aces	3.370%	7/25/28	N/R	289,120
100	Ford Credit Floorplan Master Owner Trust	2.480%	9/15/24	AAA	103,514
800	Freddie Mac Multifamily Structured Pass Through Certificates	2.862%	5/25/26	AAA	887,680
646	Freddie Mac Pool SD8080	2.000%	6/01/50	N/R	669,597
1,412	Ginnie Mae II Pool MA3663	3.500%	5/20/46	Aaa	1,506,883
251	Ginnie Mae II Pool MA5264	4.000%	6/20/48	Aaa	268,260
278	Ginnie Mae II Pool MA5398	4.000%	8/20/48	Aaa	296,825
1,741	Ginnie Mae II Pool MA6038	3.000%	7/20/49	N/R	1,843,319
805	Ginnie Mae II Pool MA6283	3.000%	11/20/49	N/R	852,782
4,848	Ginnie Mae II Pool MA6338	3.000%	12/20/49	N/R	5,132,442
200	GS Mortgage Securities Trust 2019-GC38	3.968%	2/10/52	AAA	234,767
300	Wells Fargo Commercial Mortgage Trust 2016-C32	3.324%	1/15/59	Aaa	317,591
300	Wells Fargo Commercial Mortgage Trust 2019-C49	3.760%	3/15/52	Aaa	347,657
$ 40,157	Total Securitized (cost $41,304,169)				42,477,334

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE DEBT – 27.4%
	Financials – 8.1%
$ 104	Alexandria Real Estate Equities Inc	3.900%	6/15/23	BBB+	$113,430
121	Allstate Corp	4.500%	6/15/43	A-	164,978
301	American Express Co	3.400%	2/27/23	A	322,657
52	Ameriprise Financial Inc	4.000%	10/15/23	A	57,688
248	Bank of Montreal	3.803%	12/15/32	A	275,910
76	Bank of New York Mellon Corp	3.450%	8/11/23	AA-	82,697
185	Bank of New York Mellon Corp	3.300%	8/23/29	A2	213,510
197	Bank of Nova Scotia	2.450%	9/19/22	Aa2	205,884
42	BlackRock Inc	3.500%	3/18/24	AA-	46,735
40	BlackRock Inc	3.250%	4/30/29	AA-	47,218
91	Boston Properties LP	3.850%	2/01/23	A-	97,429

Nuveen ESG U.S. Aggregate Bond ETF (NUBD) (continued)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Financials (continued)
$ 48	Brookfield Finance Inc	4.000%	4/01/24	A-	$52,487
40	Brookfield Finance Inc	4.350%	4/15/30	A-	46,910
103	Canadian Imperial Bank of Commerce	3.500%	9/13/23	Aa2	112,555
100	Charles Schwab Corp	3.200%	3/02/27	A	113,213
199	Chubb Corp	6.000%	5/11/37	A	306,030
50	Citibank NA	3.650%	1/23/24	Aa3	55,207
675	Citigroup	0.035%	10/27/28	A	760,791
650	Citigroup Inc	3.668%	7/24/28	A	740,769
60	CME Group	0.053%	9/15/43	AA-	94,085
330	Cooperatieve Rabobank UA	3.875%	2/08/22	Aa3	347,257
50	Equitable Holdings Inc	4.350%	4/20/28	BBB+	57,789
136	ERP Operating LP	2.500%	2/15/30	A	149,114
42	Franklin Resources Inc	2.800%	9/15/22	A	43,890
50	GATX Corp	4.700%	4/01/29	BBB	58,139
110	GMAC, Inc	8.000%	11/01/31	BBB-	152,138
46	Host Hotels & Resorts LP	4.750%	3/01/23	Baa2	48,367
50	Humana Inc	4.875%	4/01/30	BBB+	62,684
100	ING Groep NV	3.950%	3/29/27	A+	116,525
114	Intercontinental Exchange Inc	3.750%	9/21/28	A	136,112
152	KeyCorp	5.100%	3/24/21	A-	156,640
20	Legg Mason Inc	4.750%	3/15/26	Baa1	23,191
100	Lincoln National Corp	3.050%	1/15/30	A-	109,858
500	Lloyds Banking Group PLC	2.438%	2/05/26	A+	524,993
166	Marsh & McLennan Cos Inc	4.800%	7/15/21	A-	171,222
200	Mitsubishi UFJ Financial Group	0.028%	9/13/26	A1	217,848
210	Mitsubishi UFJ Financial Group	0.037%	2/22/27	A1	238,604
64	Mitsubishi UFJ Financial Group Inc	3.961%	3/02/28	A1	74,763
200	Mizuho Financial Group Inc	2.226%	5/25/26	A1	208,021
100	Morgan Stanley	2.188%	4/28/26	A	105,310
997	Morgan Stanley	3.772%	1/24/29	A	1,156,261
100	National Australia Bank Ltd/New York	3.625%	6/20/23	AA-	108,894
42	Northern Trust Corp	3.950%	10/30/25	A	49,088
44	ORIX Corp	2.900%	7/18/22	A-	45,720
332	PNC Financial Services Group Inc	3.900%	4/29/24	A3	370,315
104	Principal Financial Group Inc	3.700%	5/15/29	A-	122,069
204	Progressive Corp	3.200%	3/26/30	A	238,882
72	Prologis LP	3.875%	9/15/28	A-	87,081
213	Prudential Financial Inc	3.905%	12/07/47	A	257,488
63	RBC USA Holdco Corp	5.250%	9/15/20	AA-	63,359
42	Regency Centers Corp	3.750%	11/15/22	BBB+	43,812
93	Regions Financial Corp	3.800%	8/14/23	BBB+	101,537

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Financials (continued)
$ 110	Royal Bank of Canada	2.800%	4/29/22	AA	$114,481
42	Sompo International Holdings Ltd	4.700%	10/15/22	A-	44,595
149	State Street Corp	3.100%	5/15/23	A2	159,932
158	Sumitomo Mitsui Financial Group Inc	3.936%	10/16/23	A1	174,254
330	Sumitomo Mitsui Financial Group Inc	3.364%	7/12/27	A1	370,278
173	Toronto-Dominion Bank	2.125%	4/07/21	Aa1	175,193
100	Travelers Cos	0.046%	8/01/43	A	139,233
366	Truist Financial Corp	3.750%	12/06/23	A	402,473
104	UDR Inc	3.000%	8/15/31	BBB+	115,358
184	Ventas Realty LP	4.750%	11/15/30	BBB+	213,339
168	Welltower Inc	4.125%	3/15/29	BBB+	189,215
104	Westpac Banking Corp	2.000%	1/13/23	AA-	107,917
166	Westpac Banking Corp	4.322%	11/23/31	A-	188,761
10,582	Total Financials				11,952,183
	Industrial – 17.0%
198	3M Co	2.375%	8/26/29	A+	218,672
50	ABB Finance USA Inc	3.800%	4/03/28	A	59,920
180	Abbott Laboratories	4.750%	11/30/36	A-	253,417
472	AbbVie Inc	3.750%	11/14/23	BBB+	517,983
353	AbbVie Inc	4.500%	5/14/35	BBB+	444,055
104	Adobe Inc	1.900%	2/01/25	A	110,331
200	Alibaba Group Holding Ltd	0.045%	11/28/34	A+	253,624
40	Alphabet, Inc	0.034%	2/25/24	AA+	44,227
150	American Honda Finance Corp	1.650%	7/12/21	A-	151,834
180	American Tower Corp	5.000%	2/15/24	BBB+	206,606
355	Amgen Inc	4.400%	5/01/45	A-	478,921
86	Analog Devices Inc	2.500%	12/05/21	Baa1	88,152
271	Apple Inc	1.800%	9/11/24	AA+	285,447
40	Apple Inc	3.000%	6/20/27	AA+	45,349
323	Apple Inc	4.500%	2/23/36	AA+	440,543
254	Apple Inc	3.850%	5/04/43	AA+	330,959
42	Applied Materials Inc	5.100%	10/01/35	A-	60,104
165	AstraZeneca PLC	6.450%	9/15/37	A	260,377
114	Baker Hughes a GE Co LLC / Baker Hughes Co-Obligor Inc	3.138%	11/07/29	A-	123,685
180	Baxalta Inc	4.000%	6/23/25	BBB+	205,650
150	Becton Dickinson and Co	2.823%	5/20/30	BBB	164,825
111	Biogen Inc	3.625%	9/15/22	A-	118,343
70	Booking Holdings Inc	2.750%	3/15/23	A-	74,019
38	Bristol-Myers Squibb Co	2.000%	8/01/22	A+	39,169
359	Bristol-Myers Squibb Co	5.000%	8/15/45	A+	540,518

Nuveen ESG U.S. Aggregate Bond ETF (NUBD) (continued)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 42	Broadridge Financial Solutions Inc	3.950%	9/01/20	BBB+	$42,103
28	Bunge Ltd Finance Corp	3.000%	9/25/22	BBB	29,113
110	Campbell Soup Co	2.375%	4/24/30	Baa2	116,517
100	Canadian National Railway Co	6.375%	11/15/37	A	160,771
141	Cardinal Health Inc	2.616%	6/15/22	BBB	145,861
38	Cardinal Health Inc	3.200%	3/15/23	BBB	40,429
160	Carrier Global Corp, 144A	3.377%	4/05/40	BBB	172,883
80	Caterpillar Financial Services Corp	2.550%	11/29/22	A	83,963
186	Caterpillar Inc	3.803%	8/15/42	A	237,378
50	Cheniere Corpus Christi Holdings LLC	5.125%	6/30/27	BBB-	56,529
372	Cigna Corp	3.050%	10/15/27	A-	415,194
188	Cisco Systems Inc	2.500%	9/20/26	AA-	209,822
28	Clorox Co	3.050%	9/15/22	A-	29,415
148	Coca-Cola Co	2.500%	4/01/23	A+	156,501
175	Coca-Cola Co	1.450%	6/01/27	A+	181,770
100	Corning Inc	5.350%	11/15/48	BBB+	141,042
204	Crown Castle International Corp	3.300%	7/01/30	BBB+	231,738
155	CSX Corp	4.250%	3/15/29	BBB+	189,233
42	CSX Corp	4.250%	11/01/66	BBB+	56,455
274	Deere & Co	3.900%	6/09/42	A	367,185
100	Dell International LLC / EMC Corp, 144A	5.450%	6/15/23	BBB-	110,186
151	Dell International LLC / EMC Corp, 144A	8.100%	7/15/36	BBB-	204,939
150	Discovery Communications LLC	3.625%	5/15/30	BBB-	166,437
38	Discovery Communications LLC	5.000%	9/20/37	BBB-	46,592
150	Dow Chemical Co	0.043%	10/01/34	BBB+	177,502
126	DuPont de Nemours Inc	4.725%	11/15/28	BBB+	155,599
42	Eaton Corp	4.000%	11/02/32	A-	51,523
124	eBay Inc	2.700%	3/11/30	BBB+	133,804
116	Ecolab Inc	3.250%	12/01/27	A-	133,458
100	Eli Lilly and Co	0.037%	3/01/45	A+	130,735
50	Emerson Electric Co	1.950%	10/15/30	A	53,289
160	Enbridge Inc	3.125%	11/15/29	BBB+	172,288
110	Equinix Inc	2.625%	11/18/24	BBB-	117,539
100	Estee Lauder Cos Inc	2.600%	4/15/30	A+	111,231
154	Fiserv Inc	3.500%	7/01/29	BBB	178,224
138	Fortive Corp	2.350%	6/15/21	Baa1	140,181
164	General Mills Inc	2.875%	4/15/30	BBB	183,818
296	Gilead Sciences Inc	4.000%	9/01/36	A	386,528
230	GlaxoSmithKline Capital PLC	3.375%	6/01/29	A	270,014
206	HCA Inc	4.125%	6/15/29	BBB-	241,113
116	Hewlett Packard Enterprise Co	3.500%	10/05/21	BBB+	119,674

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 299	Home Depot Inc	5.400%	9/15/40	A	$445,383
50	Howmet Aerospace Inc	5.900%	2/01/27	BBB-	55,627
80	HP Inc	3.400%	6/17/30	BBB+	86,202
60	Illinois Tool Works Inc	4.875%	9/15/41	A+	86,252
272	Intel Corp	2.450%	11/15/29	A+	300,257
100	Intel Corp	4.600%	3/25/40	A+	138,794
350	International Business Machines Corp	3.300%	5/15/26	A	398,195
72	International Business Machines Corp	5.600%	11/30/39	A	107,377
58	International Flavors & Fragrances Inc	3.200%	5/01/23	BBB	60,418
50	Johnson Controls International plc	5.125%	9/14/45	BBB+	65,179
115	Kellogg Co	2.650%	12/01/23	BBB	122,340
179	Keurig Dr Pepper Inc	3.130%	12/15/23	BBB	193,203
48	Kimberly-Clark Corp	6.625%	8/01/37	A	79,827
104	Kimberly-Clark Corp	2.875%	2/07/50	A	122,404
160	Kroger Co	0.069%	4/15/38	Baa1	240,903
113	Laboratory Corp of America Holdings	3.200%	2/01/22	BBB	117,369
58	Lam Research Corp	2.800%	6/15/21	A-	59,125
218	Lowe's Cos Inc	4.650%	4/15/42	BBB+	291,136
150	LYB International Finance III LLC	3.375%	5/01/30	Baa1	165,351
28	Mastercard Inc	2.000%	11/21/21	A+	28,578
144	Mastercard Inc	3.350%	3/26/30	A+	172,097
139	McCormick & Co Inc/MD	2.700%	8/15/22	BBB	144,572
150	Medtronic Inc	4.375%	3/15/35	A	203,628
235	Merck & Co Inc	3.400%	3/07/29	AA-	277,706
70	Micron Technology Inc	4.185%	2/15/27	BBB-	80,348
392	Microsoft Corp	3.450%	8/08/36	AAA	490,923
295	Microsoft Corp	3.700%	8/08/46	AAA	384,190
84	Moody's Corp	4.500%	9/01/22	BBB+	89,972
38	Moody's Corp	2.625%	1/15/23	BBB+	39,893
115	Motorola Solutions Inc	3.500%	3/01/23	BBB-	122,869
44	National Oilwell Varco Inc	2.600%	12/01/22	BBB+	44,910
164	NIKE Inc	2.850%	3/27/30	AA-	186,135
142	Norfolk Southern Corp	4.837%	10/01/41	BBB+	192,603
210	Nutrien Ltd	4.200%	4/01/29	BBB	250,938
54	NVIDIA Corp	2.200%	9/16/21	A	54,989
104	Omnicom Group Inc	4.200%	6/01/30	BBB+	123,675
273	ONEOK Inc	4.550%	7/15/28	BBB	286,277
109	Orange SA	4.125%	9/14/21	BBB+	113,459
60	Otis Worldwide Corp, 144A	3.112%	2/15/40	BBB	66,420
50	Owens Corning	3.875%	6/01/30	BBB	54,891
96	PACCAR Financial Corp	2.300%	8/10/22	A+	99,572

Nuveen ESG U.S. Aggregate Bond ETF (NUBD) (continued)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Industrial (continued)
$ 104	Parker-Hannifin Corp	4.200%	11/21/34	BBB+	$129,598
150	PayPal Holdings Inc	2.850%	10/01/29	A3	169,302
364	PepsiCo Inc	2.875%	10/15/49	A+	421,274
119	Praxair Inc	2.700%	2/21/23	A	124,918
160	Procter & Gamble Co	3.000%	3/25/30	AA-	188,714
28	Quest Diagnostics Inc	4.250%	4/01/24	BBB+	31,179
54	Raytheon Technologies Corp, 144A	3.700%	12/15/23	A-	58,738
36	Roper Technologies Inc	3.125%	11/15/22	BBB+	37,947
114	Ryder System Inc	2.500%	9/01/24	BBB+	120,019
50	Seagate HDD Cayman	4.875%	6/01/27	Baa3	55,859
131	Sherwin-Williams Co	2.950%	8/15/29	BBB	146,049
100	Stanley Black & Decker Inc	4.250%	11/15/28	A	122,180
201	Starbucks Corp	3.550%	8/15/29	BBB+	233,258
135	Target Corp	4.000%	7/01/42	A	181,837
43	Telefonica Emisiones SA	5.462%	2/16/21	BBB	44,144
150	Telefonica Emisiones SA	5.520%	3/01/49	BBB	202,575
110	Texas Instruments Inc	1.750%	5/04/30	A+	115,384
100	TJX Cos Inc	3.750%	4/15/27	A	116,038
282	Toyota Motor Corp	2.760%	7/02/29	A+	317,803
78	Trane Technologies Global Holding Co Ltd	4.250%	6/15/23	BBB	86,147
351	TWDC Enterprises 18 Corp	2.350%	12/01/22	A2	366,413
38	Tyco Electronics Group SA	3.500%	2/03/22	A-	39,456
100	Unilever Capital Corp	2.600%	5/05/24	A+	107,589
28	United Parcel Service Inc	6.200%	1/15/38	A2	44,746
154	United Parcel Service Inc	3.750%	11/15/47	A2	191,770
160	Valero Energy Corp	4.000%	4/01/29	BBB	182,651
670	Verizon Communications, Inc	0.047%	3/15/55	A-	983,264
189	Visa Inc	4.150%	12/14/35	AA-	250,513
135	VMware Inc	2.950%	8/21/22	Baa2	140,949
233	Vodafone Group PLC	6.150%	2/27/37	BBB	344,078
200	Walgreens Boots Alliance Inc	3.200%	4/15/30	BBB	212,702
270	Walt Disney Co	2.750%	9/01/49	A2	277,087
100	Waste Management, Inc	0.032%	11/15/27	A-	112,329
31	Weyerhaeuser Co	4.625%	9/15/23	Baa2	34,568
122	WPP Finance 2010	3.625%	9/07/22	BBB+	127,391
72	Xylem Inc/NY	4.875%	10/01/21	BBB	75,581
126	Zoetis Inc	3.900%	8/20/28	Baa1	151,090
20,947	Total Industrial				25,054,433
	Utility – 2.3%
161	Alabama Power Co	6.000%	3/01/39	A1	242,798

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Utility (continued)
$ 100	American Water Capital Corp	2.800%	5/01/30	A	$112,752
300	Berkshire Hathaway Energy Co	0.052%	11/15/43	A-	438,080
171	Commonwealth Edison Co	6.450%	1/15/38	A1	270,035
124	Consolidated Edison Co of New York Inc	5.500%	12/01/39	A-	179,663
126	DTE Energy Co	2.950%	3/01/30	BBB	135,146
108	Entergy Louisiana LLC	4.000%	3/15/33	A	137,478
114	Eversource Energy	3.450%	1/15/50	BBB+	136,431
191	Florida Power & Light Co	5.950%	2/01/38	Aa2	304,892
100	NiSource Inc	3.600%	5/01/30	BBB+	117,562
117	Northern States Power Co/MN	6.200%	7/01/37	Aa3	186,242
36	Potomac Electric Power Co	6.500%	11/15/37	A	56,658
100	Public Service Electric and Gas Co	5.800%	5/01/37	Aa3	149,206
143	San Diego Gas & Electric Co	4.150%	5/15/48	A	187,896
104	Sempra Energy	6.000%	10/15/39	BBB+	154,524
178	Southern California Edison Co	4.500%	9/01/40	A-	218,100
222	Virginia Electric and Power Co	6.000%	5/15/37	A2	332,827
2,395	Total Utility				3,360,290
$ 33,924	Total Corporate Debt (cost $36,944,595)				40,366,906

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	GOVERNMENT RELATED – 5.8%
	Government Agency – 2.4%
$ 184	Equinor ASA	3.125%	4/06/30	Aa2	$209,686
290	Federal Home Loan Banks	1.875%	12/11/20	Aaa	291,816
390	Federal Home Loan Banks	2.375%	9/08/23	Aaa	415,407
529	Federal National Mortgage Association	5.625%	7/15/37	Aaa	873,803
200	Japan Bank for International Cooperation	1.750%	10/17/24	A+	210,142
200	Japan Bank for International Cooperation	0.625%	7/15/25	A+	200,657
310	Kreditanstalt fuer Wiederaufbau	2.375%	12/29/22	AAA	326,222
764	Kreditanstalt fuer Wiederaufbau	2.500%	11/20/24	AAA	835,371
170	Tennessee Valley Authority	0.055%	6/15/38	Aaa	264,902
16	Tennessee Valley Authority	5.250%	9/15/39	Aaa	24,610
3,053	Total Government Agency				3,652,616
	Municipal Bonds – 2.3% (3)
400	Asian Development Bank (No Optional Call)	1.500%	10/18/24	AAA	420,216
20	Council Of Europe Development Bank (No Optional Call)	1.375%	2/27/25	AAA	20,918
249	European Investment Bank (No Optional Call)	2.000%	3/15/21	Aaa	251,735
250	European Investment Bank (No Optional Call)	3.125%	12/14/23	Aaa	274,171
340	Inter-American Development Bank (No Optional Call)	3.875%	10/28/41	Aaa	494,255

Nuveen ESG U.S. Aggregate Bond ETF (NUBD) (continued)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Municipal Bonds (3) (continued)
$ 535	International Bank for Reconstruction & Development (No Optional Call)	1.500%	8/28/24	AAA	$560,215
250	Province of Alberta Canada (No Optional Call)	1.000%	5/20/25	Aa2	253,600
100	Province of British Columbia Canada (No Optional Call)	1.750%	9/27/24	AAA	105,481
100	Province of Manitoba Canada (No Optional Call)	2.600%	4/16/24	Aa2	107,707
516	Province of Ontario Canada (No Optional Call)	1.750%	1/24/23	Aa3	533,719
150	Province of Quebec Canada (No Optional Call)	1.500%	2/11/25	Aa2	156,398
176	Province of Quebec Canada (No Optional Call)	2.500%	4/20/26	Aa2	193,585
3,086	Total Municipal Bonds				3,372,000
	Sovereign Debt – 1.1%
200	Chile Government International Bond	2.550%	1/27/32	A+	214,702
416	Colombia Government International Bond	2.625%	3/15/23	Baa2	426,400
14	Hungary Government International Bond	7.625%	3/29/41	BBB	24,434
200	Israel Government International Bond	2.750%	7/03/30	AA-	221,000
250	Panama Government International Bond	0.045%	5/15/47	BBB+	330,938
96	Peruvian Government International Bond	5.625%	11/18/50	A3	163,680
200	Uruguay Government International Bond	0.041%	11/20/45	BBB	247,000
1,376	Total Sovereign Debt				1,628,154
$ 7,515	Total Government Related (cost $8,161,844)				8,652,770
	Total Long-Term Investments (cost $137,302,779)				146,325,633

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	SHORT-TERM INVESTMENTS – 2.9%
	U.S. GOVERNMENT AND AGENCY OBLIGATIONS – 2.9%
$ 4,230	Federal Agricultural Mortgage Corp Discount Notes	0.000%	8/03/20	N/R	$ 4,230,000
$ 4,230	Total Short-Term Investments (cost $4,230,000)				4,230,000
	Total Investments (cost $141,532,779) – 102.1%				150,555,633
	Other Assets Less Liabilities – (2.1)%				(3,066,653)
	Net Assets – 100%				$ 147,488,980
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	The Fund uses credit quality ratings for its portfolio securities provided by Moody's, S&P and Fitch. If all three of Moody's, S&P, and Fitch provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC/CC/C and D are below-investment grade ratings. Credit ratings are subject to change. Holdings designated N/R are not rated by Moody's, S&P or Fitch. Ratings are not covered by the report of independent registered public accounting firm.
(3)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
July 31, 2020
	NUAG	NUSA	NUHY	NUBD
Assets
Long-term investments, at value (cost $77,506,148, $34,526,830, $54,219,347 and $137,302,779, respectively)	$80,196,605	$35,547,401	$54,959,200	$146,325,633
Short-term investments, at value (cost approximates value)	1,389,000	538,000	641,000	4,230,000
Cash	266	110	89	198
Receivable for:
Interest	455,767	188,417	728,589	795,946
Investments sold	1,743,269	1,194,439	3,531,094	372,688
Total assets	83,784,907	37,468,367	59,859,972	151,724,465
Liabilities
Payable for:
Investments purchased - regular settlement	808,378	98,005	3,646,829	1,973,179
Investments purchased - when-issued/delayed-delivery settlement	2,115,764	1,509,890	—	2,236,149
Accrued expenses:
Management fees	14,432	6,445	17,295	25,015
Professional fees	130	54	80	202
Trustees Fees	792	285	393	940
Total liabilities	2,939,496	1,614,679	3,664,597	4,235,485
Net assets	$80,845,411	$35,853,688	$56,195,375	$147,488,980
Shares outstanding	3,100,000	1,400,000	2,300,000	5,400,000
Net asset value ("NAV") per share	$ 26.08	$ 25.61	$ 24.43	$ 27.31
Net assets consist of:
Capital paid-in	$79,037,286	$35,090,350	$57,327,370	$138,755,632
Total distributable earnings	1,808,125	763,338	(1,131,995)	8,733,348
Net assets	$80,845,411	$35,853,688	$56,195,375	$147,488,980
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended July 31, 2020
	NUAG	NUSA	NUHY *	NUBD
Investment Income	$3,116,228	$ 783,298	$ 1,864,905	$2,121,343
Expenses
Management fees	257,978	65,147	132,635	186,229
Professional fees	3,056	662	762	2,027
Trustees fees	3,505	831	919	2,369
Total expenses	264,539	66,640	134,316	190,625
Net investment income (loss)	2,851,689	716,658	1,730,589	1,930,718
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,175,963	217,770	(1,796,697)	92,664
In-kind redemptions	(940,002)	261,126	—	171,532
Change in net unrealized appreciation (depreciation) of investments	578,463	629,947	739,853	7,704,023
Net realized and unrealized gain (loss)	814,424	1,108,843	(1,056,844)	7,968,219
Net increase (decrease) in net assets from operations	$3,666,113	$1,825,501	$ 673,745	$9,898,937

*	For the period September 25, 2019 (commencement of operations) through July 31, 2020.
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	NUAG		NUSA		NUHY	NUBD
	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/20	Year Ended 7/31/19	For the Period 9/25/19 (commencement of operations) through 7/31/20	Year Ended 7/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$ 2,851,689	$ 3,377,177	$ 716,658	$ 742,567	$ 1,730,589	$ 1,930,718	$ 1,322,685
Net realized gain (loss) from:
Investments	1,175,963	1,816,047	217,770	(12,392)	(1,796,697)	92,664	16,430
In-kind redemptions	(940,002)	(604,601)	261,126	56,816	—	171,532	323,021
Change in net unrealized appreciation (depreciation) of investments	578,463	3,499,814	629,947	767,226	739,853	7,704,023	2,432,028
Net increase (decrease) in net assets from operations	3,666,113	8,088,437	1,825,501	1,554,217	673,745	9,898,937	4,094,164
Distributions to Shareholders
Dividends	(3,772,060)	(3,510,400)	(894,030)	(855,950)	(1,805,740)	(2,152,900)	(1,392,050)
Decrease in net assets from distributions to shareholders	(3,772,060)	(3,510,400)	(894,030)	(855,950)	(1,805,740)	(2,152,900)	(1,392,050)
Fund Share Transactions
Proceeds from shares sold	439,401,562	119,215,650	22,618,439	4,875,760	57,327,420	89,150,650	29,521,639
Cost of shares redeemed	(429,469,590)	(200,733,010)	(15,045,450)	(4,951,480)	(50)	(5,194,200)	(17,525,220)
Net increase (decrease) in net assets from Fund share transactions	9,931,972	(81,517,360)	7,572,989	(75,720)	57,327,370	83,956,450	11,996,419
Net increase (decrease) in net assets	9,826,025	(76,939,323)	8,504,460	622,547	56,195,375	91,702,487	14,698,533
Net assets at the beginning of period	71,019,386	147,958,709	27,349,228	26,726,681	—	55,786,493	41,087,960
Net assets at the end of period	$ 80,845,411	$ 71,019,386	$ 35,853,688	$27,349,228	$56,195,375	$147,488,980	$ 55,786,493
See accompanying notes to financial statements.

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Financial Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV	Ending Market Price
NUAG
2020	$24.49	$0.55	$ 1.88	$ 2.43	$(0.84)	$ —	$(0.84)	$26.08	$26.05
2019	23.49	0.75	1.09	1.84	(0.84)	—	(0.84)	24.49	24.44
2018	24.61	0.67	(0.91)	(0.24)	(0.88)	—	(0.88)	23.49	23.50
2017(d)	25.00	0.57	(0.40)	0.17	(0.56)	—**	(0.56)	24.61	24.67
NUSA
2020	24.86	0.55	0.90	1.45	(0.70)	—	(0.70)	25.61	25.69
2019	24.30	0.62	0.65	1.27	(0.71)	—	(0.71)	24.86	24.89
2018	25.11	0.55	(0.64)	(0.09)	(0.72)	—	(0.72)	24.30	24.33
2017(e)	25.00	0.23	0.04	0.27	(0.16)	—	(0.16)	25.11	25.15
NUHY
2020(f)	25.00	0.93	(0.53)	0.40	(0.97)	—	(0.97)	24.43	24.74
NUBD
2020	25.36	0.55	2.04	2.59	(0.64)	—	(0.64)	27.31	27.37
2019	24.17	0.63	1.24	1.87	(0.68)	—	(0.68)	25.36	25.38
2018(g)	25.00	0.48	(0.82)	(0.34)	(0.49)	—	(0.49)	24.17	24.20

		Ratios/Supplemental Data
Total Return			Ratios to Average Net Assets
Based on NAV(b)	Based on Market Price(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(c)

10.11%	10.19%	$ 80,845	0.20%	2.21%	208%
8.03	7.77	71,019	0.20	3.17	167
(1.00)	(1.21)	147,959	0.20	2.79	123
0.74	1.00	54,135	0.20*	2.67*	84

5.93	6.15	35,854	0.20	2.20	51
5.37	5.31	27,349	0.20	2.54	36
(0.37)	(0.39)	26,727	0.20	2.22	37
1.10	1.26	30,132	0.20*	2.74*	4

1.79	3.02	56,195	0.35*	4.55*	47

10.38	10.51	147,489	0.20	2.07	18
7.89	7.84	55,786	0.20	2.59	27
(1.37)	(1.25)	41,088	0.20*	2.31*	17
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the market price per share over the period, including the assumed reinvestment of distributions, if any, at the ending market price per share on each ex-dividend payment date during the period. Total returns are not annualized.
(c)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 - Investment Transactions) divided by the average long-term market value during the period. Portfolio Turnover Rate excludes securities received or delivered as a result of processing in-kind creations or redemptions of Fund shares (as disclosed in Note 4 - Fund Shares).
(d)	For the period September 14, 2016 (commencement of operations) through July 31, 2017.
(e)	For the period March 31, 2017 (commencement of operations) through July 31, 2017.
(f)	For the period September 25, 2019 (commencement of operations) through July 31, 2020.
(g)	For the period September 29, 2017 (commencement of operations) through July 31, 2018.
*	Annualized.
**	Rounds to less than $.01 per share.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
Nushares ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of Nuveen Enhanced Yield U.S. Aggregate Bond ETF (NUAG), Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (NUSA), Nuveen ESG High Yield Corporate Bond ETF (NUHY) and Nuveen ESG U.S. Aggregate Bond ETF (NUBD) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on February 20, 2015. Shares of the Funds are listed and traded on the NYSE Arca (the “Exchange”).
The end of the reporting period for the Funds is July 31, 2020, and the period covered by these Notes to Financial Statements for NUAG, NUSA and NUBD is the fiscal year ended July 31, 2020 and for NUHY is September 25, 2019 (commencement of operations) through July 31, 2020 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC. (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America ("TIAA"). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has entered into sub-advisory agreements with Teachers Advisors, LLC (the “Sub-Adviser”), an affiliate of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and creation unit transactions. The NAV for financial reporting purposes includes security and creation unit transactions through the date of the report. Total return is computed based on the NAV used for processing security and creation unit transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes and, is recorded on an accrual basis. Investment income also reflects payment-in-kind ("PIK") interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
New Accounting Pronouncements and Rule Issuances
FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities
The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. During the current fiscal period, ASU 2017-08 became effective for the Funds and it did not have a material impact on the Funds' financial statements.
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued ASU 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds' financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Notes to Financial Statements (continued)
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
NUAG	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Securitized	$ —	$32,587,240	$ —	$32,587,240
Corporate Debt	—	24,900,903	—	24,900,903
U.S. Treasury	—	18,915,296	—	18,915,296
Government Related	—	3,793,166	—	3,793,166
Short-Term Investments:
U.S. Government and Agency Obligations	—	1,389,000	—	1,389,000
Total	$ —	$81,585,605	$ —	$81,585,605

NUSA	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Corporate Debt	$ —	$15,395,298	$ —	$15,395,298
Securitized	—	10,788,296	—	10,788,296
U.S. Treasury	—	9,363,807	—	9,363,807
Short-Term Investments:
U.S. Government and Agency Obligations	—	538,000	—	538,000
Total	$ —	$36,085,401	$ —	$36,085,401

NUHY	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Corporate Debt	$ —	$54,959,200	$ —	$54,959,200
Short-Term Investments:
U.S. Government and Agency Obligations	—	641,000	—	641,000
Total	$ —	$55,600,200	$ —	$55,600,200

NUBD	Level 1	Level 2	Level 3	Total
Long-Term Investments:
U.S. Treasury	$ —	$ 54,828,623	$ —	$ 54,828,623
Securitized	—	42,477,334	—	42,477,334
Corporate Debt	—	40,366,906	—	40,366,906
Government Related	—	8,652,770	—	8,652,770
Short-Term Investments:
U.S. Government and Agency Obligations	—	4,230,000	—	4,230,000
Total	$ —	$150,555,633	$ —	$150,555,633

4.  Portfolio Securities and Investments in Derivatives
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities, but excluding in-kind transactions) during the current fiscal period were as follows:
	NUAG	NUSA	NUHY	NUBD
Purchases:
Investment securities	$233,162,765	$22,231,440	$27,105,077	$88,418,231
U.S. Government and agency obligations	42,557,768	11,491,037	—	—
Sales and maturities:
Investment securities	224,868,780	11,612,020	20,974,858	16,556,183
U.S. Government and agency obligations	29,798,835	4,665,818	—	364,884
In-kind transactions during the current fiscal period were as follows:
	NUAG	NUSA	NUHY	NUBD
In-kind purchases	$226,736,464	$ —	$50,167,038	$15,320,343
In-kind sales	237,459,350	9,682,822	—	2,776,344
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although each Fund is authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Notes to Financial Statements (continued)
5.  Fund Shares
Each Fund issues and redeems its shares on a continuous basis at NAV only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Only certain institutional investors (referred to as “Authorized Participants”) who have entered into agreements with Nuveen Securities, LLC, the Funds' distributor, may purchase and redeem Creation Units. Once created, shares of the Funds trade on the Exchange at market prices and are only available to individual investors through their brokers.
Creation Units are purchased and redeemed in-kind for a designated portfolio of securities included in each Fund’s respective Index and/or a specified amount of cash. Authorized Participants are charged fixed transaction fees in connection with purchasing and redeeming Creation Units. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant Fund for certain transaction costs (i.e., taxes on currency or other financial transactions, and brokerage costs) and market impact expenses it incurs in purchasing or selling portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” on the Statements of Changes in Net Assets.
Transactions in Fund shares during the current fiscal period were as follows:
	NUAG				NUSA
	Year Ended 7/31/20		Year Ended 7/31/19		Year Ended 7/31/20		Year Ended 7/31/19
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	17,500,000	$ 439,401,562	5,000,000	$ 119,215,650	900,000	$ 22,618,439	200,000	$ 4,875,760
Shares redeemed	(17,300,000)	(429,469,590)	(8,400,000)	(200,733,010)	(600,000)	(15,045,450)	(200,000)	(4,951,480)
Net increase (decrease)	200,000	$ 9,931,972	(3,400,000)	$ (81,517,360)	300,000	$ 7,572,989	—	$ (75,720)

	NUHY		NUBD
	For the Period 9/25/19 (commencement of operations) through 7/31/20		Year Ended 7/31/20		Year Ended 7/31/19
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,300,002	$57,327,420	3,400,000	$89,150,650	1,200,000	$ 29,521,639
Shares redeemed	(2)	(50)	(200,000)	(5,194,200)	(700,000)	(17,525,220)
Net increase (decrease)	2,300,000	$57,327,370	3,200,000	$83,956,450	500,000	$ 11,996,419
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2020.
	NUAG	NUSA	NUHY	NUBD
Tax cost of investments	$79,151,442	$35,181,343	$55,160,357	$141,863,175
Gross unrealized:
Appreciation	$ 2,589,133	$ 918,359	$ 1,334,601	$ 8,734,833
Depreciation	(154,970)	(14,301)	(894,758)	(42,375)
Net unrealized appreciation (depreciation) of investments	$ 2,434,163	$ 904,058	$ 439,843	$ 8,692,458

Permanent differences, primarily due to redemption in-kind, bond premium amortization adjustments, and paydowns resulted in reclassifications among the Funds' components of net assets as of July 31, 2020, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2020, the Funds' tax year end, were as follows:
	NUAG	NUSA	NUHY	NUBD
Undistributed net ordinary income[1]	$220,238	$92,174	$316,622	$328,878
Undistributed net long-term capital gains	—	—	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds' tax years ended July 31, 2020 and July 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	NUAG	NUSA	NUHY [2]	NUBD
Distributions from net ordinary income[1]	$3,772,060	$894,030	$1,805,740	$2,152,900
Distributions from net long-term capital gains	—	—	—	—

2019	NUAG	NUSA	NUBD
Distributions from net ordinary income[1]	$3,510,400	$855,950	$1,392,050
Distributions from net long-term capital gains	—	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	For the period September 25, 2019 (commencement of operations) through July 31, 2020.
As of July 31, 2020, the Funds’ tax year end, the Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	NUAG	NUSA	NUHY	NUBD
Not subject to expiration:
Short-term	$ —	$ 28,655	$1,888,460	$202,693
Long-term	846,276	204,239	—	85,295
Total	$846,276	$232,894	$1,888,460	$287,988
During the Funds’ tax year ended July 31, 2020, the following Funds utilized capital loss carryforwards as follows:
	NUAG	NUSA
Utilized capital loss carryforwards	$413,529	$41,970
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for its investment advisory services to the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser. The Adviser is responsible for substantially all other expenses of the Funds, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Funds’ chief compliance officer, litigation expenses and extraordinary expenses.
The annual management fee, payable monthly, for each Fund is based on a percentage of average daily net assets according to the following rates:
Fund	Management Fee
NUAG	0.20%
NUSA	0.20
NUHY	0.35
NUBD	0.20

Notes to Financial Statements (continued)
Other Transactions with Affiliates
As of the end of the reporting period, the percentage of Fund shares owned by Nuveen of the following Fund are as follows:
NUAG
Nuveen owned shares	2%
As of the end of the reporting period, the percentage of Fund shares owned by TIAA of the following Fund are as follows:
NUHY
TIAA owned shares	78%

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Teachers Advisors, LLC
730 Third Avenue
New York, NY 10017-3206
Independent Registered
Public Accounting Firm
KPMG LLP
200 East Randolph Street
Chicago, IL 60601
Adminstrator, Custodian
and Transfer Agent
Brown Brothers Harriman
50 Post Office Square
Boston, MA 02110
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Morgan, Lewis & Bockius LLP
111 Pennsylvania Avenue, NW
Washington, D.C. 20004

The tables below show the number and percentage of days during the current fiscal period that each Fund's market price was greater than its NAV per share (i.e., at premium) and less than its NAV per share (i.e., at a discount). The market price is determined using the midpoint between the highest bid and the lowest offer on the applicable Fund's listing exchange, as of the time that the Fund's NAV is calculated (normally 4:00 p.m. Eastern Time).
	NUAG		NUSA
Year Ended July 31, 2020	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
Greater than 3.00%	-	-	-	-
1.01% to 3.00%	4	1.6%	-	-
0.51% to 1.00%	14	5.5%	11	4.3%
0.26% to 0.50%	29	11.5%	45	17.8%
0.00 to 0.25%	99	39.0%	184	72.7%
(0.01)% to (0.25)%	90	35.6%	6	2.4%
(0.26)% to (0.50)%	8	3.2%	-	-
(0.51)% to (1.00)%	2	0.8%	2	0.8%
(1.01)% to (3.00)%	6	2.4%	4	1.6%
Less than (3.00)%	1	0.4%	1	0.4%
	253	100%	253	100%

	NUHY		NUBD
Year Ended July 31, 2020	Number of Days	% of Total Days	Number of Days	% of Total Days
Premium/Discount Range:
Greater than 3.00%	-	-	-	-
1.01% to 3.00%	51	23.8%	1	0.4%
0.51% to 1.00%	47	22.0%	8	3.2%
0.26% to 0.50%	93	43.4%	75	29.6%
0.00 to 0.25%	16	7.5%	143	56.5%
(0.01)% to (0.25)%	2	0.9%	18	7.1%
(0.26)% to (0.50)%	4	1.9%	3	1.2%
(0.51)% to (1.00)%	1	0.5%	1	0.4%
(1.01)% to (3.00)%	-	-	4	1.6%
Less than (3.00)%	-	-	-	-
	214	100%	253	100%

Additional Fund Information (Unaudited) (continued)

Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable periods ending December 31, 2019 and July 31, 2020:
	NUAG	NUSA	NUHY	NUBD
% of Interest-Related Dividends for the period August 1, 2019 through December 31, 2019	91.0%	89.4%	84.9%	89.9%
% of Interest-Related Dividends for the period January 1, 2020 through July 31, 2020	93.1%	90.0%	85.7%	90.5%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Bloomberg Barclays MSCI U.S. Aggregate ESG Select Index: The Index is composed of U.S. investment grade fixed income securities that satisfy certain ESG and low-carbon criteria, including U.S. government securities, debt securities issued by U.S. corporations, residential and commercial mortgage-backed securities, asset-backed securities and U.S. dollar-denominated debt securities issued by non-U.S. governments and corporations that are publicly offered for sale in the U.S. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.
Bloomberg Barclays MSCI U.S. High Yield Very Liquid ESG Select Index: An index designed to utilize certain environmental, social, and governance (ESG) criteria to select from the securities included in the Bloomberg Barclays U.S. High Yield Very Liquid Index, which is designed to broadly capture the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The Index is rebalanced monthly. It is not possible to invest directly in an index.
Bloomberg Barclays U.S. Aggregate Bond Index: The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass through securities and asset-backed securities. These major sectors are subdivided into more specific indexes that are calculated and reported on a regular basis. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Bloomberg Barclays U.S. Government/Credit 1-5 Year Bond Index: An index that measures the performance of U.S. dollar-denominated U.S. Treasury bonds, government related bonds and investment grade U.S. corporate bonds that have a remaining maturity of greater than or equal to one year and less than five years. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
ICE BofA Enhanced Yield U.S. Broad Bond Index: This index provides exposure to the broad U.S. investment grade bond market. This included U.S. government and Treasury debt as well corporate bonds. The index uses a fundamental weighting scheme to generate higher yield while maintaining comparable risk. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
ICE BofA 1-5 Year U.S. Broad Market Index: This index consists of U.S. dollar-denominated, investment grade taxable debt securities with fixed rate coupons that have a remaining term to final maturity, or an average life, of less than five years. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Glossary of Terms Used in this Report (Unaudited) (continued)
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Annual Investment Management Agreement Approval Process
The Board of Trustees of Nushares ETF Trust (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), is responsible for determining whether to initially approve or, after an initial term, to renew, each Fund’s advisory arrangements. A discussion of the Board’s most recent approval of the renewal of the advisory arrangements for Nuveen Enhanced Yield U.S. Aggregate Bond ETF (the “Enhanced Yield U.S. Aggregate Bond ETF”), Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF (the “Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF”) and Nuveen ESG U.S. Aggregate Bond ETF (the “ESG U.S. Aggregate Bond ETF”) is set forth in Part I below. The advisory arrangements for Nuveen ESG High Yield Corporate Bond ETF (the “ESG High Yield Corporate Bond ETF”) have not yet been up for renewal. A discussion of the Board’s initial approval of the advisory arrangements for the ESG High Yield Corporate Bond ETF is set forth in Part II below.
PART I
Nuveen Enhanced Yield U.S. Aggregate Bond ETF
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF
Nuveen ESG U.S. Aggregate Bond ETF
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board, which is comprised entirely of Independent Board Members, approved, for the Enhanced Yield U.S. Aggregate Bond ETF, the Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF and the ESG U.S. Aggregate Bond ETF (for purposes of this Part I, collectively, the “Funds” and each, a “Fund”), the renewal of the management agreement (for purposes of this Part I, each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to the respective Fund and the sub-advisory agreement (for purposes of this Part I, each, a “Sub-Advisory Agreement”) with Teachers Advisors, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to the respective Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. For purposes of this Part I, the Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Ac-

Annual Investment Management Agreement Approval Process (continued)
cordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:

•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one- and three- year periods ending December 31, 2019 (or for shorter periods available to the extent a Fund was not in existence during such periods). Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of

Annual Investment Management Agreement Approval Process (continued)
strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting. In addition, for funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to certain peer groups and/or benchmark(s) as well as differences in the composition of the peer groups over time will necessarily contribute to differences in performance results and limit the value of the comparative information.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
With respect to Nuveen ETFs, the Board noted that the Nuveen ETFs, including the Funds, are designed to track the performance of a specified index (the “Underlying Index”). In its review, the Board received and reviewed, among other things, the net asset value performance of each Fund, the performance of such Fund’s Underlying Index and parent index, such Fund’s relative performance compared to the performance of peer funds (the “Performance Peer Group”) and such Fund’s tracking error and excess return compared to its Underlying Index. Given each Fund’s investment objective of seeking investment results that correspond generally to the performance of its Underlying Index, however, the Board recognized that the extent to which a Fund tracked its benchmark was of greater relevance in assessing the performance for such Fund and therefore placed more emphasis on the tracking error and correlation data provided.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For the Enhanced Yield U.S. Aggregate Bond ETF, the Board considered, among other things, the Fund’s performance for the one- and three-year periods ended December 31, 2019, the performance of its Underlying Index for such periods, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board further noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2019 and second quartile of its Performance Peer Group for the three-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Board reviewed the performance of the Fund and its Underlying Index for the one- and three-year periods ended March 31, 2020 as well as the Fund’s tracking difference as compared to its Underlying Index. The Board noted that the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and third quartile for the three-year period ended March 31, 2020. Given the Fund’s investment objective, however, the Board placed more emphasis on its review of the correlation and tracking difference data. The Board was satisfied with the Fund’s overall performance.
For the Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF, the Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2019, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board further noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Board reviewed the performance of the Fund and its Underlying Index for the one- and three-year periods ended March 31, 2020 as well as the Fund’s tracking difference as compared to its Underlying Index. The Board noted that the Fund ranked in the second quartile of its Perfor-

mance Peer Group for the one-year period ended March 31, 2020 and first quartile for the three-year period ended March 31, 2020. Given the Fund’s investment objective, however, the Board placed more emphasis on its review of the correlation and tracking difference data. The Board was satisfied with the Fund’s overall performance.
For the ESG U.S. Aggregate Bond ETF, the Board considered, among other things, the Fund’s performance for the one-year period ended December 31, 2019, the performance of its Underlying Index for such period, the correlation between the Fund’s performance and that of its Underlying Index, and the Fund’s tracking difference and excess return as compared to its Underlying Index. The Board further noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Board reviewed the performance of the Fund and its Underlying Index for the one-year period ended March 31, 2020 as well as the Fund’s tracking difference as compared to its Underlying Index. The Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-year period ended March 31, 2020. Given the Fund’s investment objective, however, the Board placed more emphasis on its review of the correlation and tracking difference data. The Board considered that the Fund was relatively new with a limited performance history available, limiting the ability to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board generally considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of a Nuveen fund before and after any fee waivers and/or expense reimbursements. With respect to the Nuveen ETFs, such as the Funds, however, the Board recognized that the fund pays the Adviser a unitary fee and therefore, the Board reviewed the unitary fee compared to the gross and net management fees and net total expense ratios of a group of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Group and recognized that differences between the applicable fund and its respective Peer Group as well as changes to the composition of the Peer Group from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
As noted above, the Board recognized that each Fund pays the Adviser a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of such Fund, other than any distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, expenses incurred in acquiring and disposing of portfolio securities, fees and expenses of the Independent Board Members (including any of their counsel’s fees), certain expenses of such Fund’s chief compliance officer, litigation expenses and extraordinary expenses. Unlike the typical fee arrangements of the other Nuveen funds in which the funds pay a variety of fees and expenses such as investment advisory fees, transfer agency fees, audit fees, custodian fees, administration fees, compliance expenses, recordkeeping expenses, marketing and shareholder service fees, distribution charges and other expenses, each Fund pays the Adviser a unified fee, and the Adviser is responsible for providing such services or arranging and supervising third parties to provide such services (subject to the noted exceptions). Under the unified fee structure, the Board recognized that the Adviser generally bears the risks of the operating costs rising (and benefits if such expenses decrease) and therefore has an incentive to be administratively efficient. As part of the Board’s analysis of the fee level of a Fund, the Independent Board Members reviewed, among other things, the unified fee compared to the gross and net management fees and net total expense ratios of its respective Peer Group.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

Annual Investment Management Agreement Approval Process (continued)
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and certain funds advised by the Sub-Adviser. The Board further noted that the Adviser also advised and the Sub-Adviser sub-advised additional ETFs sponsored by Nuveen.
The Board recognized that the Funds had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for foreign investment companies and ETFs offered by Nuveen. The Board also reviewed the management fees and expense ratios of certain funds advised by the Sub-Adviser in the TIAA-CREF family of funds.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net operating income for its advisory services to the Nuveen ETFs and closed-end funds for 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that, with respect to the Nuveen funds generally, although the management fee of the Adviser is typically comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, the Nuveen ETFs do not have breakpoint schedules. The Board recognized that the Nuveen ETFs (including the Funds) pay a unified fee and as a result, any reduction in fixed costs associated with the management of these funds would benefit the Adviser. However, the Independent Board Members noted that the unified fee schedule provides shareholders with a level of certainty of the expenses of the Nuveen ETFs. The Independent Board Members considered that the unified fees generally provide inherent economies of scale because the Nuveen ETF would maintain a competitive fixed fee over the annual contract period even if the particular fund’s assets declined and/or operating costs rose. As the Nuveen ETFs do not have breakpoints, they do not participate in the complex-level fee programs. In addition, given that the Nuveen ETFs were recently launched in 2016, the Independent Board Members recognized the Adviser’s costs in operating the Nuveen ETFs during the start-up phase.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders. The Board further concluded that the absence of a fund-level and/or complex-level breakpoint schedule or arrangement (as applicable) was acceptable.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. In addition, the Independent Board Members also noted that various sub-advisers may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time. The Board noted that the Sub-Adviser does not participate in soft dollar arrangements with respect to Fund portfolio transactions.

Annual Investment Management Agreement Approval Process (continued)
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
PART II
Nuveen ESG High Yield Corporate Bond ETF
At the meeting held on September 19, 2019 (the “Meeting”), the Board Members, including the Independent Board Members, considered and approved the investment management agreement (for purposes of this Part II, the “Investment Management Agreement”) pursuant to which Nuveen Fund Advisors, LLC (the “Adviser”) serves as the investment adviser to Nuveen ESG High Yield Corporate Bond ETF (for purposes of this Part II, the “Fund”), a series of Nushares ETF Trust (the “Trust”), and the investment sub-advisory agreement (for purposes of this Part II, the “Sub-Advisory Agreement”) with Teachers Advisors, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to the Fund. For purposes of this Part II, (a) the Adviser and the Sub-Adviser are each hereafter a “Fund Adviser” and (b) the Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.”
To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:
•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;
•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;
•	the relevant expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;
•	certain performance-related information (as described below);
•	certain profitability-related information (as described below);
•	the Fund’s proposed unitary fee structure, including comparisons of the Fund’s proposed net expense ratio with the net expense ratios of comparable funds; and
•	the soft dollar practices of the Fund Adviser, if any.
At the Meeting and/or at prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or at prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the 1940 Act, the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered various factors they believed relevant with respect to the Fund. Each Board Member may have accorded different weight to the various factors and information discussed below in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Board Members also drew on information they had received in their capacity as trustees and directors, as applicable, of other registered investment companies advised by the Fund Advisers.
A. Nature, Extent and Quality of Services
The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. Given that the Adviser and the Sub-Adviser already serve as adviser and sub-adviser, respectively, to other Nuveen funds overseen by the Board Members, the Board has a good understanding of each such Fund Adviser’s organization, operations, personnel and services. As the Independent Board Members meet regularly throughout the year to oversee the Nuveen funds, including funds currently advised by the Fund Advisers, the Independent Board Members, have, in part, relied upon their knowledge from their meetings and any other interactions throughout the year with the respective Fund Adviser in evaluating the Advisory Agreements.
The Independent Board Members recognized that open-end exchange-traded funds (“ETFs”) were a relatively recent addition to the Nuveen fund product line (i.e., added in 2016). They considered information about the structure, investment objective, investment strategy and other characteristics of the Fund. Additionally, they observed that the Fund was expected to seek to track the investment results of a specified underlying index (the “Index”).

The Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, at the Meeting and/or at prior meetings, the Board has recognized that the Adviser provides a comprehensive set of services necessary to operate the Nuveen funds in a highly regulated industry and has noted that the scope of such services has expanded over the years as a result of regulatory, market and other developments, such as the development of the liquidity management program and expanded compliance programs. Some of the functions the Adviser is responsible for include, but are not limited to: product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); investment oversight (such as analyzing fund performance, sub-advisers and investment teams and analyzing trade executions of portfolio transactions, soft dollar practices and securities lending activities); securities valuation services (such as executing the daily valuation process for portfolio securities and developing and recommending changes to valuation policies and procedures); risk management (such as overseeing operational and investment risks, including stress testing); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the Nuveen funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as oversight and liaison of transfer agent service providers which include registered shareholder customer service and transaction processing); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as developing and maintaining a compliance program to ensure compliance with applicable laws and regulations, monitoring compliance with applicable fund policies and procedures and adherence to investment restrictions, and evaluating the compliance programs of the Nuveen fund sub-advisers and certain other service providers); and legal support and oversight of outside law firms (such as with respect to filing and updating registration statements; maintaining various regulatory registrations; and providing legal interpretations regarding fund activities, applicable regulations and implementation of policies and procedures). The Board was aware, however, that services provided to ETFs may in some respects differ from those provided to other Nuveen funds. The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was generally expected to provide portfolio advisory services to the Fund. In addition, the Independent Board Members recognized the relevant experience and expertise of the investment team expected to manage the Fund. In this regard, they noted that the portfolio managers that were expected to serve the Fund also serve as portfolio managers to certain other Nuveen ETFs.
Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.
B. Investment Performance
The Fund was new and, therefore, did not have its own performance history. The Independent Board Members, however, were familiar with the performance records of other Nuveen funds advised by the Adviser and noted that the Sub-Adviser manages other Nuveen ETFs. In addition, the Independent Board Members reviewed certain historical performance-related data pertaining to the Index as well as the Fund’s contemplated secondary index (including (i) returns for the 1- year, 2- year annualized, 3- year annualized and since inception (i.e., beginning June 30, 2015) annualized periods as of December 31, 2018 and (ii) calendar year returns for 2016 through 2018).
C. Fees, Expenses and Profitability
1. Fees and Expenses
In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed unitary fee structure and its proposed net expense ratio in absolute terms as well as compared with the net expense ratios of comparable ETFs.
In considering the Fund’s proposed unitary fee structure, the Independent Board Members took into account the Adviser’s representation that unitary fee structures were generally common for ETFs. They noted that under this structure, the Fund would pay a fee to the Adviser and, in turn, the Adviser would be generally responsible for the fees incurred by the Fund (such as custody fees, transfer agency fees, index licensing fees, and stock exchange listing fees, as well as the fee paid to the Sub -Adviser), subject to certain exceptions (which included the management fee, any payments under the Trust’s distribution and service plan, interest expenses, taxes, acquired fund fees and expenses, expenses incurred in acquiring and disposing of portfolio securities, certain compensation expenses of the Fund’s chief compliance officer, fees and expenses of the Independent Board Members and their counsel, litigation expenses and extraordinary expenses). In this regard, the Independent Board Members were provided with estimates of the Fund’s anticipated expenses, including those that would be paid by the Adviser from the unitary fee and those that would be excluded from the unitary fee, to the extent available.
In addition, in considering the proposed unitary fee structure, the Independent Board Members took into account that the Adviser would generally bear the risk that certain of the Fund’s operating expenses would increase (but would also benefit if such expenses decrease) and the degree of expense stability that would be afforded to the Fund’s shareholders. Additionally, the Independent Board Members reviewed, among other things, the Fund’s proposed unitary fee as well as comparative data pertaining to unitary fees of the ETFs included in peer groups comprised of the ten most recently launched high yield bond ETFs (the “Recently Launched ETFs Peer Group”) and the ten largest high yield bond ETFs (the “Largest ETFs Peer Group”). The Independent Board Members noted that (a) as compared to the Recently Launched ETFs Peer Group, the proposed unitary

Annual Investment Management Agreement Approval Process (continued)
fee to be charged to the Fund was equal to the median fee and the average fee, and below the weighted average fee and (b) as compared to the Largest ETFs Peer Group, the proposed unitary fee to be charged to the Fund was below the median fee, average fee and weighted average fee. Further, the Independent Board Members considered the proposed sub-advisory fee for the Fund, which, as noted above, will be paid by the Adviser out of its unitary fee.
Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s unitary fee was reasonable in light of the nature, extent and quality of services to be provided to the Fund.
2. Comparisons with the Fees of Other Clients
The Board considered that the Fund will pay a unitary fee, which will differ from most other investment companies advised by the Adviser which pay a variety of fees, such as the investment advisory fee; Rule 12b-1 fees, if any; transfer agency fees; custody fees; and other expenses. The Board believed the unitary fee structure provides certain benefits to shareholders as it clearly discloses the cost of owning Fund shares, provides a level of cost certainty by shifting to the Adviser the risk that some of the costs of operating the Fund may rise, and provides an incentive to the Adviser to maximize administrative efficiencies. As noted, the Board considered the unitary fee to be paid by the Fund in comparison to the unitary fees of the ETFs included in the Recently Launched ETFs Peer Group and the Largest ETFs Peer Group.
The Board has also noted at prior meetings that the Adviser and/or the Sub-Adviser provide services to other types of clients, which may include foreign investment companies offered by Nuveen, certain funds advised by the Sub-Adviser and other ETFs sponsored by Nuveen. In this regard, the Board has previously reviewed, among other things, the range of fees assessed for foreign investment companies and ETFs offered by Nuveen and the management fees and expense ratios of certain funds advised by the Sub-Adviser in the TIAA-CREF family of funds. In addition to the comparative fee data, the Board has also reviewed, among other things, a description of the different levels of services provided to certain other clients compared to the services provided to the Nuveen funds as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in fee schedules. The Board has also noted, among other things, the wide range of services in addition to investment management services provided to the Nuveen funds when the Adviser is principally responsible for all aspects of operating the funds, including the increased regulatory requirements that must be met in managing the funds and the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. The Board has also considered that the Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds, which has contributed to the differences in fee levels between Nuveen ETFs and other Nuveen funds. In general, the Board has noted that the higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board has further considered that the Sub-Adviser’s fee is essentially for portfolio management services. The Board has concluded that varying levels of fees are justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
At the time of the Meeting, historical information regarding the costs of services provided by the Adviser to the Fund and the profitability of the Fund to the Adviser was not available as the Fund had not commenced operations and it was not possible to predict the effect on profitability of the Fund. The Independent Board Members, however, considered the estimated operating expenses to be paid by the Adviser pursuant to the unitary fee.
Further, at prior meetings, conjunction with their review of fees, the Independent Board Members have considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2018 and 2017. In this regard, the Board has reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the adjusted margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board has also reviewed the revenues and expenses the Adviser derived from its ETF product line that was launched in 2016. The Independent Board Members have noted that Nuveen’s net margins were higher in 2018 than the previous year and have considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board has considered the costs of investments in the Nuveen business, including the investment of seed capital in certain Nuveen funds and additional investments in infrastructure and technology. The Independent Board Members have also noted that Nuveen’s adjusted margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers; however, the Independent Board Members have recognized the inherent limitations of the comparative data of other publicly traded peers given that the calculation of profitability is rather subjective and numerous factors (such as types of funds, business mix, cost of capital, methodology to allocate expenses and other factors) can have a significant impact on the results.

The Independent Board Members have also reviewed a description of the expense allocation methodology employed to develop the financial information and a summary of the history of changes to the methodology over the ten-year period from 2008 to 2018, and have recognized that other reasonable allocation methodologies could be employed and lead to significantly different results. The Board has noted that two Independent Board Members, along with independent counsel, serve as the Board’s liaisons to review profitability and discuss any proposed changes to the methodology prior to the full Board’s review.
Aside from Nuveen’s profitability, the Board has recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board has also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2018 and 2017 calendar years to consider the financial strength of TIAA having recognized the importance of having an adviser with significant resources.
In evaluating the reasonableness of the compensation, the Independent Board Members have also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board has noted that Nuveen’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
With respect to economies of scale, the Independent Board Members have recognized that, in general, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized with respect to the management of the funds. In this regard, the Independent Board Members considered whether economies of scale were expected to be achieved as the Fund grows and whether any such economies of scale were expected to be shared with shareholders. Although the Independent Board Members have recognized that economies of scale are difficult to measure, they have noted that the Adviser shares the benefits of economies of scale in various ways, including through breakpoints in the management fee schedules (subject to limited exceptions), fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in its business which can enhance the services provided to the Nuveen funds for the fees paid. Most of the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and a complex- level component, each of which has a breakpoint schedule. Generally, the fund level fee component declines as the assets of a particular fund grow. Pursuant to the complex-wide fee arrangement, generally, the complex- level fee component declines when eligible assets of the funds in the Nuveen complex combined grow.
Notwithstanding the foregoing, the Independent Board Members recognized that the unitary fee structure does not have breakpoints and that the Fund (like other Nuveen ETFs) would not participate in the complex-level fee program. However, the Independent Board Members acknowledged, at the Meeting and/or at prior meetings, that as ETFs were relatively new to the Nuveen fund family, there would be ongoing review with respect to the fee structure employed for these types of funds. They have further recognized that although a unitary fee provides shareholders with a level of certainty with respect to the expenses of a Nuveen ETF, the Adviser will benefit from any reductions in certain fixed costs associated with managing the Nuveen ETF (although the Adviser also has the risk if such fixed costs rise).
In addition, at the Meeting and/or at prior meetings, the Independent Board Members have recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system as well as other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on their review, the Independent Board Members concluded that the proposed unitary fee structure (which would not include breakpoints or participation in the complex-level fee program) was acceptable.
E. Indirect Benefits
The Independent Board Members considered information received at the Meeting and/or at prior meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members have considered whether the Sub-Adviser may engage in soft dollar transactions pursuant to which it may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. The Board noted that the Sub-Adviser does not participate in soft dollar arrangements with respect to Nuveen fund portfolio transactions.
Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Approval
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 20, 2020 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees (2):
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	155
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	155

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	155
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	155
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	155
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	155
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	155

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	155
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	155

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Jordan M. Farris 1980 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2019	Managing Director (since 2017), formerly Vice President (2016-2017), Head of Product Management and Development, ETFs, Nuveen Securities, LLC; Director, Guggenheim Funds Distributors (2013-2016).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Matthew Thornton III has been nominated for election to the Board of Trustees of the Funds and the boards of all other funds in the Nuveen complex, each such appointment effective as of November 16, 2020. If Mr. Thornton is elected to the board of each such fund for which he has been nominated and assuming his appointments become effective, Mr. Thornton will oversee all the portfolios in the Nuveen fund complex. Mr. Thornton's principal occupation and other directorships during the past five years are as follows:
              Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries); member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products).
(3)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/exchange-traded-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    NAN-ENHUS-0720D1316902-INV-Y-09/21

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended July 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	18,330	0	0	0
Nuveen ESG U.S. Aggregate Bond ETF	18,280	0	0	0
Nuveen ESG High Yield Corporate Bond ETF [5]	18,330	0	0	0
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	18,330	0	0	0

Total	$73,270	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund commenced operations on 9/26/2019

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	0%	0%	0%	0%
Nuveen ESG U.S. Aggregate Bond ETF	0%	0%	0%	0%
Nuveen ESG High Yield Corporate Bond ETF	0%	0%	0%	0%
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	0%	0%	0%	0%

Fiscal Year Ended July 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	17,980	0	0	0
Nuveen ESG U.S. Aggregate Bond ETF	17,930	0	0	0
Nuveen ESG High Yield Corporate Bond ETF [5]	0	0	0	0
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	17,980	0	0	0

Total	$53,890	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund commenced operations on 9/26/2019

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	0%	0%	0%	0%
Nuveen ESG U.S. Aggregate Bond ETF	0%	0%	0%	0%
Nuveen ESG High Yield Corporate Bond ETF	0%	0%	0%	0%
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	0%	0%	0%	0%

Fiscal Year Ended July 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nushares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nushares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	0	0	0	0
Nuveen ESG U.S. Aggregate Bond ETF	0	0	0	0
Nuveen ESG High Yield Corporate Bond ETF	0	0	0	0
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Enhanced Yield U.S. Aggregate Bond ETF	0	0	0	0
Nuveen ESG U.S. Aggregate Bond ETF	0	0	0	0
Nuveen ESG High Yield Corporate Bond ETF	0	0	0	0
Nuveen Enhanced Yield 1-5 Year U.S. Aggregate Bond ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, William C. Hunter, John K. Nelson, Judith M. Stockdale and Carole E. Stone, Chair.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nushares ETF Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: October 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jordan M. Farris
Jordan M. Farris
Chief Administrative Officer
(principal executive officer)

Date: October 7, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: October 7, 2020